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                                                                   Exhibit 10.19

                                     LIBERTY

                                 PROPERTY TRUST
October 22, 1999


VIA FACSIMILE (804) 967-7870
Mike Sawyer, President
Saxon Mortgage, Inc.
4880 Cox Road
Glen Allen, Virginia 23060

RE:    NOTICE: RENTAL ADJUSTMENT/NOVEMBER 1999
       PROPERTY ID:  1167-0002013
       4880 COX ROAD, GLEN ALLEN. VIRGINIA 23060
       LEASE OF 59,948 SQUARE FEET

Dear Mr .Sawyer:

         Please consider this letter as our written notice for rental adjustment. In accordance with the terms of your lease the month1y rental is adjusted, effective November 1, 1999 as follows:

         $ 58,761.28       Old Base Rent (8/1/99 -10/31/99)

         $ 58,881.14       New Base Rent effective November 1, 1999
         $ 25,427.94       Operating Expenses

         $ 84,309.68       MONTHLY SUM DUE

         Please adjust your month1y payment effective November 1, 1999.

         This monthly base rental payment is applicable for the period of November 1, 1999 through July 31, 2000 in the full amount as set forth above. Monthly payments should be automatic as you will not be billed for monthly rental. Please make payment to Liberty Property Limited Partnership, P.O. Box 828438, Philadelphia, PA 19182-8438.

         All rental payments related to the administration and operation of the Saxon Mortgage, Inc. lease on the above referenced property should referenced the Property ID, as shown above. Please call if you should have any questions.

Very truly yours,

/s/ Rebecca A. O'Connell

Rebecca A. O'Connell
(Administrative Assistant

cc:      Ed Miller
         Erin Soo

-------------------------------------------------------------------------
                    12 SOUTH THIRD STREET .RICHMOND, VA 23219
                       (804) 644-9111 .FAX (801) 783-9969

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                                  DEED OF LEASE


                                     BETWEEN


                                 INNSLAKE, L.P.


                                       AND


                         RESOURCE MORTGAGE CAPITAL, INC.


                               SEPTEMBER 15, 1994


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                              Saxon Mortgage, Inc.

                                      Lease

                    4880 Cox Road, Glen Allen, Virginia 23060



                                TABLE OF CONTENTS

Deed of Lease dated September 15, 1994............................................................................1

First Amendment to Deed of Lease dated August 1, 1995.............................................................2

Second Amendment to Deed of Lease dated May 13, 1996..............................................................3

Third Amendment to Deed of Lease dated October 31, 1996...........................................................4

Fourth Amendment to Deed of Lease dated March 12, 1999............................................................5

                                 INDEX TO LEASE

SECTION                                      SECTION                                                            PAGE
-------                                      -------                                                            ----
1.       LEASED PREMISES..........................................................................................1

2.       TERM.....................................................................................................2

3.       RENT.....................................................................................................2

4.       CONSTRUCTION OF IMPROVEMENTS.............................................................................3

5.       [INTENTIONALLY OMITTED]..................................................................................5

6.       SECURITY DEPOSIT.........................................................................................5

7.       USE OF PREMISES..........................................................................................6

8.       QUIET ENJOYMENT..........................................................................................6

9.       SUBORDINATION............................................................................................6

10.      ESTOPPEL CERTIFICATES....................................................................................6

11.      UTILITIES................................................................................................7

12.      MAINTENANCE..............................................................................................7

13.      ALTERATIONS, CHANGES, AND IMPROVEMENTS...................................................................9

14.      COMPLIANCE WITH LAW; RESTRICTIONS.......................................................................11

15.      NET LEASE...............................................................................................11

16.      ASSIGNMENT AND SUBLEASING...............................................................................11

17.      TAXES...................................................................................................12

18.      FIRE AND CASUALTY DAMAGE................................................................................13

19.      CONDEMNATION............................................................................................14

20.      INDEMNIFICATION BY TENANT...............................................................................15

21.      INSURANCE...............................................................................................16

22.      WAIVER OF CLAIMS........................................................................................17

23.      SIGNS...................................................................................................17

                                       i

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24.      LANDLORD'S RIGHT OF ENTRY...............................................................................17

25.      HOLDING OVER............................................................................................18

26.      DEFAULT BY TENANT.......................................................................................18

27.      SURRENDER OF LEASE NOT MERGER...........................................................................20

28.      ATTORNEYS' FEES.........................................................................................20

29.      NOTICES.................................................................................................20

30.      WAIVER..................................................................................................21

31.      REMEDIES CUMULATIVE.....................................................................................21

32.      GOVERNING LAW...........................................................................................21

33.      STATUS OF LANDLORD......................................................................................21

34.      FIRST OFFER ON ADDITIONAL SPACE.........................................................................21

35.      MISCELLANEOUS PROVISIONS................................................................................22

EXHIBITS

A.       Property Description

A1.      Plat of the Property

B.       Rent Schedule

C.       Building Specifications

D.       Building Plans


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                                  DEED OF LEASE

         THIS DEED OF LEASE is made as of this 15th day of September 1994, by and between INNSLAKE, L.P., a Virginia limited partnership, or assigns, hereinafter referred to as "Landlord", and RESOURCE MORTGAGE CAPITAL, INC., a Virginia corporation, hereinafter referred to as "Tenant", without regard to number or gender.

                                    RECITALS

         A. Landlord is either in the process of negotiating, or has entered into, a contract dated as of September ___, 1994 (the "Contract" ), to purchase from Innsbrook North Associates (the "Owner" ) a parcel of real property containing approximately 5.69 acres (the "Property") located in the County of Henrico, Virginia. The Property is described on Exhibit A hereto and is shown as "PARCEL A" on the plat entitled "PLAT OF TWO PARCELS ON THE WEST LINE OF COX ROAD, THREE CHOPT DISTRICT, HENRICO COUNTY, VIRGINIA," prepared by Foster & Miller, P.C., and dated September 8, 1994, a copy of which plat is attached hereto as Exhibit A1.

         B. Upon purchasing the Property from Owner in accordance with the terms of the Contract, Landlord intends to construct on the Property an office facility containing approximately 60,000 square feet (the "Building"), approximately 50,000 square feet of which will be leased to Tenant on the terms and conditions set forth herein."

         NOW, THEREFORE, for and in consideration of the premises and the covenants herein contained, Landlord and Tenant agree as follows:

         1. LEASED PREMISES.

                  A. Landlord hereby leases to Tenant and Tenant hereby takes from Landlord approximately 50,000 square feet of office space in the Building to be constructed on the Property, together with all improvements therein and thereon belonging or pertaining to said office space, including all rights, privileges, easements and appurtenances belonging or pertaining thereto, all of which are hereinafter referred to as the "Leased Premises." Tenant's space is shown on the floor plan attached hereto as part of Exhibit D.

                  B. Tenant shall have the right to use, in common with others, all common areas on the Property, including lobbies, parking areas, driveways, entrances and exits thereto, subject to the control and management of Landlord, and Landlord shall have the right, but not the obligation, from time to time to establish, modify and enforce reasonable rules and regulations with respect to all such facilities and areas. Landlord may, at any time, temporarily use any common area, parking area, driveway, entrance or exit, to make repairs or changes, or to prevent the acquisition of Public rights in such areas. Landlord may also modify, from time to time, the traffic flow pattern and layout of parking spaces and loading areas and do such other acts in and to the common areas, parking areas, driveways, entrances and exits as, in its reasonable judgment, may be necessary or desirable to improve the usefulness or efficiency thereof. Landlord will provide no less than five parking spaces for every 1000 square feet of rentable

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space in the Building and, at Tenant's request, shall designate 10 parking spaces on the Property for use by Tenant's visitors.

         2. TERM.

                  A. The term of this lease and the Tenant's obligation to pay Rent hereunder shall commence on the Commencement Date (as hereinafter defined) unless the Tenant takes possession of the Leased Premises on an earlier date in which event such earlier date shall be the Commencement Date. The initial term of this lease shall terminate on the last day of the tenth consecutive full lease year. The term "lease year" as used herein shall mean a period of 12 consecutive full calendar months, provided the first lease year shall begin on the Commencement Date. The first lease year shall end on the last day of the twelfth full calendar month following the Commencement Date. Each succeeding lease year shall commence on the anniversary of the first lease year or, if the Commencement Date is not the first day of a calendar month, on the first day of the calendar month immediately following the Commencement Date.

                  B. Provided that at the time of the giving of Tenant's renewal notice and at the end of the then current term of this lease Tenant is not in default of any of the terms, conditions or covenants contained herein and provided further Landlord and Tenant have agreed upon the Rent (as defined below) to be paid during such renewal term, then Tenant (but not any assignee or subtenant) is hereby granted an option to renew this lease for two successive additional terms of five years each upon Tenant's notifying Landlord in writing of its election to renew at least 360 days prior to the expiration of the then current term. During such renewal term or terms, if exercised, this lease shall be on the same terms and conditions contained herein except the renewal terms shall contain no further renewal options unless expressly granted by Landlord in writing.

         3. RENT.

                  A. Tenant agrees to pay to Landlord, without deduction or offset, annual rental ("Rent ") , as set forth on Exhibit B hereto, payable in lawful money of the United States of America in equal monthly installments during the term of this lease. Rent shall be paid in advance, on or before the first day of each month during the term of this lease (the "Due Date").

                  B. The Tenant shall pay all Rent and other charges to be paid by the Tenant hereunder to the Landlord at its address set forth below, or to such other individual, firm or corporation and at such other place as may be designated by the Landlord. If the Commencement Date is not the first day of a calendar month, the Tenant shall also pay on the first day of the first calendar month following the Commencement Date a proportionate amount of the Rent for the period of time from the Commencement Date to the date on which such first monthly payment is due. Rent and other payments hereunder from Tenant shall be deemed paid on the date payment is received by Landlord. In the event Tenant fails to pay monthly Rent within five (5) days after the Due Date, Tenant shall promptly pay to Landlord a service charge of five percent (5%) of the monthly Rent then due. If any installment of Rent is not paid within ten (10) days after the Due Date, the monthly Rent, as increased by the five percent (5%) service charge, shall bear interest at an annual rate equal to Signet Bank/Virginia prime plus four percent (4%). This provision shall not be construed to adjust, alter, or modify the Due Dates specified in this lease, nor shall


                                      B1-2

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the payment of any interest required by this Section be deemed to cure or excuse any default by Tenant under this lease. Except as otherwise expressly stated, each payment required to be made by Tenant pursuant to the provisions of this lease shall be in addition to and not in substitution for other payments to be made by Tenant.

                  C. The term "additional rent" as used herein shall mean all sums payable by Tenant under this lease (other than Rent), and any sums expended by Landlord to cure any default by Tenant, and shall be deemed rent for purposes of Landlord's rights and remedies with respect thereto.

         4. CONSTRUCTION OF IMPROVEMENTS.

                  A. Landlord, at its sole cost and expense, shall cause to be constructed on the Property an office facility consisting of approximately 60,000 square feet of leasable area, all as more particularly described in the specifications contained in Exhibit "C", attached hereto and by this reference made a part hereof, and the plans consisting of [a site plan and topographical plan, building floor plan and elevations], a copy of which is attached hereto and by this reference made a part hereof as Exhibit "D" (the "Improvements"). The plans and specifications set forth in Exhibits C and D are hereinafter referred to as the "Plans and Specifications". Landlord warrants to Tenant that the Improvements shall be constructed free from faulty materials, according to sound engineering standards and in a good and workmanlike manner. Landlord shall during the first lease year correct any defects or deficiencies noted by Tenant to Landlord which arise as a result of the initial construction of the Improvements and not as a result of Tenant's use of the Improvements or any component parts thereof. Landlord warrants that the HVAC system installed in the Leased Premises will be in good operating condition as of the Commencement Date, provided Tenant shall, subject to Landlord's obligations in the preceding sentence, maintain the same in good operating condition at Tenant's own risk and expense and deliver the same to Landlord at the termination of this lease in the same good condition as existed at the beginning of the term of this lease, normal wear and tear excepted. To the extent practicable and permissible, Landlord shall permit Tenant to enjoy the benefit of all builders' and contractors' warranties and guarantees with respect to the Improvements for so long as Tenant is not in default under the terms of this lease.

                  B. Landlord and Tenant may from time to time prior to completion of construction agree in writing to certain modifications and/or changes in the Plans and Specifications. Agreement and approval of any such modifications and the costs thereof shall be in writing, or by signing or initialling of the proposed changes by both parties through their authorized representatives. All such modifications and/or changes requested by Tenant shall be made by Landlord and the actual cost thereof plus 5%, taking into account any savings realized by Landlord, shall be paid to Landlord by Tenant on or before the Commencement Date; provided, however, Tenant shall be entitled to an allowance of $75,000 for additional work in upgrading the Plans and Specifications and an allowance of $12 per square foot of leased space for additional improvements "under the ceiling. " The costs of such increases shall include, in addition to the payment of actual costs thereof to Landlord, an overhead charge of 5% of the sum of such actual costs.


                                      B1-3

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                  C. All of the work to be performed by Landlord (and, any
finish work that Tenant shall undertake to complete) shall be done in a workmanlike manner, and shall be in compliance with all governmental rules, orders, licenses, zoning and building requirements applicable thereto. Upon completion of construction of the Improvements, Landlord shall obtain and deliver to Tenant a certificate of occupancy evidencing the right of Tenant to use the Leased Premises for Tenant's Purposes (as that term is hereinafter defined).

                  D. Tenant shall, at its sole cost and expense, furnish and install all trade fixtures, furnishings, and other tangible personal property of the Tenant. Tenant agrees to hold Landlord harmless from any mechanic's and materialmen's liens arising out of any work at the Leased Premises by or on behalf of Tenant; to do all such work in a good and workmanlike manner and comply with all governmental laws, rules, regulations and requirements; and to save Landlord harmless and indemnify Landlord against all injury, lieps, loss, claims or damage to any person or property occasioned by or growing out of any work by Tenant or its agents or employees at the Leased Premises, except for any such work performed by Landlord on the Leased Premises prior to the Commencement Date or as punchlist items or corrective work during the first lease year as provided in Subsection 4.A, which shall be covered by builder's risk policies caused by Landlord or its contractors.

                  E. Landlord agrees to give Tenant access to the Leased Premises (as hereinafter set forth) prior to the Commencement Date to enter the Leased Premises to inspect the same and install therein fixtures, supplies, machinery and equipment and other property of Tenant provided that any such entry and the making of any such improvements and any such installation shall be done without hindering in any way Landlord's construction of the Improvements. From and after the date of entry by Tenant into the Improvements for the purpose of installing Tenant's personal property and trade fixtures, Tenant shall be responsible for and shall pay all electricity costs and other utility costs attributable to Tenant's work in connection with the installation of trade fixtures and Tenant's use of the Leased Premises. In addition, Tenant shall, as of the date of entry onto the Improvements, deliver to Landlord the evidence of insurance required by the terms of this lease, either in builder's risk form or in such other form as the Landlord or its insurance agent or mortgagee may reasonably require. In addition, Tenant agrees to hold Landlord and its contractors harmless from any and all injury, loss or damage or claims of injury, loss or damage, of whatever nature, to any person or property caused by or resulting from the entry upon and the use of the Improvements by Tenant before the Commencement Date which may not, at the time, be covered by insurance.

                  F. For purposes of this lease, the Commencement Date shall be the date of the delivery by Landlord to Tenant of a final or temporary certificate of occupancy issued by the appropriate governmental authorities and permitting Tenant to take possession of the Leased Premises for Tenant's Purposes. Provided Landlord is able to purchase the Property on or before October 15, 1994, Landlord agrees to start construction of the Building on or before December 1, 1994, to use its best efforts to cause the Commencement Date to occur on or before May 1, 1995, and to provide up to thirty (30) days notice to the Tenant of the anticipated date of issuance of the certificate of occupancy. Anything to the foregoing notwithstanding, the inability of Landlord to provide to Tenant up to 30 days advance notice of the Commencement Date shall not alter or otherwise change the lease with respect to the payment of Rent. Tenant shall, in any event, commence to pay Rent not later than the date Tenant commences doing business at the Leased


                                      B1-4

Premises. If Tenant has occupied the Leased Premises under a temporary certificate of occupancy and has received notice from the appropriate governmental authorities that revocation of such temporary certificate of occupancy is imminent due to non-completion of punchlist items, Tenant shall promptly notify Landlord of such risk and, if Landlord is unable to respond within the time frame available or requests that Tenant respond, Tenant may complete or cause to be completed such punchlist items in accordance with the Plans and Specifications in a good and workmanlike manner and in compliance with all laws, ordinances or regulations of any governmental or administrative agency having jurisdiction over the Leased Premises. Landlord shall promptly reimburse Tenant for the cost of such punchlist items after receipt from Tenant of an invoice therefore with reasonable supporting documentation and, if Landlord fails to do so, Tenant may offset such cost against its rental obligations hereunder.

                  G. If Landlord has not commenced construction of the Building by December 1, 1994, either party may terminate this lease by notice to the other party given by the close of business on December 15, 1994. If Tenant is unable to occupy the Leased Premises on May 1, 1995, such delay shall not constitute a default on the part of Landlord, nor shall such delay entitle Tenant to terminate or cancel this lease, and Landlord shall not be liable for any damages Tenant may incur as a result of its inability to occupy the Leased Premises, including the parking area, on May 1, 1995. If, however, the Leased Premises are not ready for occupancy by August 1, 1995, Landlord will reimburse Tenant for any extra rent and penalties incurred by Tenant in order to remain in occupancy at its current locations under its existing leases until the Commencement Date. Either Landlord or Tenant may terminate this lease by written notice to the other at any time after October 1, 1995 if the Commencement Date has not occurred by the time such notice is given.

         5. [INTENTIONALLY OMITTED].

         6. SECURITY DEPOSIT. Tenant has deposited with Landlord. the sum of $43,625 as security for the faithful performance and observance by Tenant of the terms, provisions, and conditions of this lease. Such deposit shall be held by Landlord, with interest at least equal to the passbook savings rate from time to time, for the entire term of this lease and until all of Tenant's obligations under this lease have been paid in full. Such interest shall be considered part of such deposit. In the event Tenant defaults in respect of any of the terms, provisions, and conditions of this lease, including, but not limited to, the payment of Rent and additional rent, Landlord shall have the right, but not the obligation, to use, apply, or retain the whole or any part of the security so deposited to the extent required for the payment of any Rent and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants, and conditions of this lease. No such application shall be construed as an agreement to limit the amount of Landlord's claim or as a waiver of any damage or release of any indebtedness, and any claim of Landlord under this lease not recovered in full from the security deposit shall remain in full force and effect. At any time or times when Landlord has made any such application of all or any part of the security deposit, Landlord shall have the right, but not the obligation, at any time thereafter to request that Tenant pay to Landlord an amount such that Landlord shall always be in possession of a sum equal to the amount of the security deposit set forth above. Tenant further agrees that Landlord may deliver the funds deposited pursuant hereto by Tenant to any purchaser of Landlord's interest in the Leased Premises, and


                                      B1-5

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thereafter, Landlord shall be discharged from any further liability with respect to such deposit. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants, and conditions of this lease, the security deposit shall be returned to Tenant after the date fixed at the end of the lease and after delivery of possession of the entire Leased Premises to Landlord under the terms, conditions and covenants of the lease; provided, however, if, during the last three months of the lease term, upon Tenant's request Landlord fails to provide reasonable evidence of the availability of such deposit, Tenant shall have the right to offset the amount of such deposit against Rent owed for the last month of the lease term.

         7. USE OF PREMISES. The Leased Premises shall be used and occupied only for general office purposes and for no other purpose or purposes ("Tenant's Purposes") , without Landlord's prior written consent, which consent shall not be unreasonably withheld. Tenant shall, at its own risk and expense, obtain and keep in force all governmental licenses and permits necessary for such use. Tenant covenants that it will not allow the Leased Premises to be used for any illegal or immoral purpose, and it will not do, or suffer to be done, in or about the Leased Premises any act or thing that may cause waste, nuisance, annoyance, inconvenience or damage to Landlord or be in violation of any of the Covenants (as defined in Subsection 14.B).

         8. QUIET ENJOYMENT. Subject to the provisions of the Recitals to this lease, Landlord represents that it has full right and power to execute this lease and to grant the estate demised herein and that Tenant, upon payment of the rents herein reserved, and performance of all of the terms, conditions, and covenants herein contained, shall have, hold, and enjoy the Leased Premises during the full term of this lease, and any extension hereof, subject and subordinate to all of the terms, covenants and conditions of this lease, free from the claims of any person claiming by, through or under Landlord.

         9. SUBORDINATION. This lease, and the rights of Tenant hereunder, shall be subject and subordinate to all mortgages or deeds of trust which may now or hereafter affect this lease, the Leased Premises or the Improvements, provided any such mortgagee agrees in writing that so long as Tenant is not then in default under the terms of this lease, then in the event of a foreclosure under any such mortgage or deed of trust affecting the Leased Premises, such mortgagee will not disturb the rights of Tenant under the terms of this lease and, this lease shall continue in full force and effect and Tenant shall attorn to the new landlord hereunder. Tenant hereby agrees, upon the request of Landlord, to execute and deliver, in recordable form, any instrument of subordination or confirmation of subordination required by Landlord or any mortgagee of the Leased Premises, provided Tenant is provided with an agreement of nondisturbance as hereinabove set forth. Tenant agrees, if requested by Landlord, to amend this lease to conform to any reasonable amendments requested by any mortgagee of Landlord's interest in the Leased Premises; provided that any such amendments do not increase the rents or otherwise materially adversely affect Tenant's rights under this lease.

         10. ESTOPPEL CERTIFICATES. Tenant agrees at any time and from time to time within ten (10) business days after notice from Landlord to execute, acknowledge and deliver to Landlord a statement, in writing, and in form and substance acceptable to Landlord, certifying that this lease is unmodified and in full force and effect (or if there have been modifications that the lease is in full force and effect as modified and stating the modifications), the dates to which the Rent and other charges have been paid in advance, if any, and whether or not there exists any


                                      B1-6
default in the performance of any term, condition or covenant of this lease and, if so, specifying each such default, it being intended that any such statement delivered pursuant to this Section may be relied upon by Landlord and by any mortgagees, prospective purchasers or prospective mortgagees of the Leased Premises. The failure of Tenant to provide such estoppel certificates or other letters, as may be required, within ten (10) days after notice by Landlord shall constitute an event of default by Tenant and shall entitle Landlord to pursue any of the remedies for default set forth in this lease.

         11. UTILITIES. Tenant shall pay the cost of all utility services, including, but not limited to, all charges for water, sewer, gas, heat, power, telephone service and all other services on the Leased Premises and, unless and until the remaining leaseable space in the Building has been separately metered, the Building, and shall make payments when due directly to the utility or service company involved. Landlord shall attempt to cause the remaining leaseable space in the Building and common areas, if economically feasible, to be separately metered for all utilities. Landlord shall not be required to pay for any services, supplies or upkeep in connection with utilities or other services to the Leased Premises; provided, with respect to any utility services which are master metered, Tenant shall be entitled to reimbursement from Landlord for the amount in excess of "Tenant's Pro Rata Share" of the cost thereof, which term shall refer to a fraction, the numerator of which shall be the square footage of the Leased Premises and the denominator of which shall be the square footage of all leaseable space in the Building. Tenant shall be responsible for payment for all utilities for common areas, both within and outside the Building subject to reimbursement as provided above; provided, if the remaining leaseable space in the Building and common areas are metered together for any utilities (but apart from the Leased Premises), Tenant shall be responsible for only Tenant's Pro Rata Share of such common area utilities.

         12. MAINTENANCE.

                  A. Landlord, at its expense, shall perform all necessary repairs, maintenance and replacements of all structural elements of the Building, including structural walls and foundations and the structure of the roof, except for those repairs or replacements which arise directly out of the gross negligence or willful misconduct of Tenant; provided, however, that Landlord shall have no obligation or liability for such repairs or replacements until receipt of notice by Tenant specifying the repairs required. Landlord shall also, at its expense, and except for those replacements which arise directly out of the gross negligence or willful misconduct of Tenant, be responsible for the replacement of any major item of equipment, the cost of which is of a capital nature in accordance with generally applied accounting principles approved from time to time by the American Institute of Certified Public Accountants applicable to the circumstances as of the date of determination.

                  B. Except as expressly provided herein, including without limitation the provisions of Subsection 4.A, Landlord shall have no obligation to maintain, replace, or repair the Leased Premises, the Improvements or any equipment or fixtures located therein. Tenant shall inspect the Leased Premises and the Improvements prior to taking possession thereof. Upon taking possession and subject to the provisions of Subsection 4.A, Tenant shall be deemed to have accepted the Leased Premises "AS IS" except for punchlist items which Tenant notifies Landlord of within 30 days of taking possession of the Leased Premises.


                                      B1-7

                  C. Subject to the provisions of Subsection 4.A, Tenant shall, at its own risk and expense keep and maintain all non-structural parts of the Leased Premises, including but not limited to the exterior, floor, all window frames, glass, doors and door jambs (both inside and out), in good order, condition and repair. Tenant shall also, at its own expense, keep and maintain in good order all electrical outlets and wiring, lighting fixtures (including replacement of light bulbs and fluorescent lamps), plumbing fixtures, sprinkler systems, and all mechanical equipment, including equipment installed by the Landlord, located in or on the Leased Premises. All common areas, parking areas, driveways, entrances and exits to the Property, landscaping and other facilities furnished by Landlord at the Property for the common use and enjoyment of all tenants of the Building shall be kept and maintained by Tenant in good order, condition and repair, at Tenant's expense; provided that Tenant shall be entitled to reimbursement from Landlord for the amount in excess of Tenant's Pro Rata Share of the cost thereof. All such repairs or replacements shall be performed in a good and workmanlike manner and in compliance with the laws and other requirements of all federal, state and municipal governments, including the appropriate boards, commissions and underwriting agencies or other bodies now or hereafter exercising similar rights and powers. If Tenant shall fail to make such repairs within a reasonable time after such repairs become necessary or, if, in Landlord's judgment, such repairs are not completed in a good and workmanlike manner, then Landlord shall have the right (but not the obligation) to enter the Leased Premises and make such repairs or replacements as may be necessary under the circumstances. Such repairs shall be charged to and paid by Tenant as additional rent and shall be paid to Landlord within thirty (30) days after a bill or bills for such charges is presented to Tenant.

                  D. At the termination of this lease, Tenant shall deliver up the Leased Premises broom clean, free of contamination by hazardous or toxic substances, including petroleum or petroleum products, and in the same good and sanitary order and condition as existed at the beginning date of this lease,' normal wear and tear excepted.

                  E. Tenant shall not store, use or permit or tolerate the storage or use of any hazardous or toxic substance at or on the Leased Premises, other than small quantities of such substances (not designated "acutely hazardous" or "extremely hazardous" by the united States Environmental Protection Agency) incidental to the maintenance of the Leased Premises and Tenant's equipment and machinery thereon which are appropriately contained, stored and utilized in accordance with all governmental requirements. Any storage of any merchandise, crates, pallets or materials of any kind outside the Leased Premises shall be done or permitted only in compliance with the Covenants and any applicable governmental requirements. Tenant shall not burn or otherwise treat or dispose of trash or other substances on or around the Leased Premises. All trash shall be kept in metal containers (with metal tops) to be provided and maintained by Tenant. The design and location of the metal containers shall be approved in advance by Landlord. Tenant shall bear the cost of the removal of trash from the Leased Premises.

                  F. Tenant shall throughout the term of this lease continuously use the Leased Premises only for Tenant's Purposes and Tenant shall not vacate nor abandon the Leased Premises at any time during the term of this lease, nor permit the Leased Premises to remain unoccupied for a period longer than six (6) consecutive months during the term of this lease. If Tenant shall cease to continuously operate a business on, or vacate or abandon, the Leased


                                      B1-8

Premises for such time period, such an occurrence shall, at Landlord's option, entitle Landlord to -- exercise any of the following rights and remedies: (i) Landlord may terminate this lease by notice to Tenant and relet the Leased Premises (in which event Tenant shall reimburse Landlord for all costs associated with such reletting), unless Tenant responds in writing to Landlord within three (3) days after such notice that Tenant will accept the remaining leaseable space in the Building for the remainder of the lease term at the same per square foot rental and other terms and conditions then in effect with respect to the Leased Premises and Landlord has notified Tenant that Landlord is willing, in its sole discretion, to allow the lease to continue; or (ii) Landlord may require Tenant to enter into one or more subleases of the Leased Premises with one or more subtenants procured by Landlord and on terms and conditions negotiated by Landlord (in which event Tenant shall remain obligated under this lease in accordance with Section 16 and Tenant shall reimburse Landlord for all costs associated with such subletting). If Tenant shall surrender the Leased Premises or be dispossessed by process of law or otherwise, such an occurrence shall, at Landlord's option, be deemed an "event of default" and entitle Landlord to exercise any of the rights and remedies as set forth in section 26.

                  G. Tenant shall be provided allowances for tenant improvements and refurbishment of $1.50 per square foot of leaseable space in the Leased Premises at the end of the fifth (5th) lease year, and, if Tenant has exercised its first renewal option, $2.50 per square foot of leaseable space in the Leased Premises at the end of the tenth (l0th) lease year.

                  H. Tenant shall at all times during the term of this lease provide and maintain adequate security as to the Leased Premises and maintain heat in the Leased Premises sufficient to keep the Leased Premises at a minimum temperature of 35 degrees Fahrenheit, unless otherwise agreed between the parties hereto.

                  I. Tenant shall at all times keep the stoops and stairs adjacent to and serving the Leased Premises free of dirt, grime, snow and ice.

                  J. Tenant shall not place upon the floor or suspend from the ceiling of the Leased Premises any heavy equipment that would exceed the load per square foot that the floor or ceiling is designed to carry and which may otherwise be allowed by law. To the extent the floor or ceiling is damaged as a result of excess loading, Tenant shall be responsible for and shall repair, at its sole cost, any such damage.

         13. ALTERATIONS, CHANGES, AND IMPROVEMENTS.

                  A. Tenant shall not make or permit any alterations, additions or improvements to the Leased Premises ("Alterations") without the prior written consent of the Landlord, which consent shall not be unreasonably withheld. Consent for minor non-structural Alterations shall not be required, provided (i) such Alterations do not adversely affect the rate or coverage of any insurance carried with respect to the Leased Premises and (ii) such Alterations do not require the consent of any mortgagee of the Leased Premises. Tenant shall deliver to Landlord, upon completion of any Alterations, "as-built" plans showing all changes in the Leased Premises. Any subsequent changes to the Leased Premises, approved by Landlord, shall also require as-built plans. The cost of making such Alterations and preparing said plans shall be borne by Tenant. All such work shall be done in a good and workmanlike manner and in such a


                                      B1-9
manner as to not unreasonably inconvenience other occupants of the Building. All such work shall comply with all laws, ordinances or regulations of any governmental or administrative agency having jurisdiction over the Leased Premises, including any appropriate boards, commissions and underwriting agencies now or hereafter exercising similar rights and powers.

                  B. Tenant shall have the right at all times to install Tenant's shelves, bins, equipment, machinery, and trade fixtures, hereinafter collectively called "Tenant's Trade Fixtures", provided Tenant complies with all applicable governmental laws, ordinances and regulations and further provided that such installations by Tenant do not overload the floor or otherwise damage or deface the Leased Premises. Landlord reserves the right to prescribe the positioning of heavy equipment and to prescribe the reinforcing necessary, if any, " which in the opinion of Landlord, may be required under the circumstances; such positioning or re-positioning of equipment, and reinforcing, if necessary, shall be at Tenant's sole expense, except as provided in the Plans and Specifications.

                  C. Provided Tenant is not in default of any of the terms, conditions or covenants of this lease, Tenant shall have the right, at the termination of this lease, to remove any of Tenant's previously installed Trade Fixtures, provided further that Tenant shall immediately repair any damage caused by such removal and Tenant shall leave the Leased Premises in a broom clean and in the same good and sanitary order and condition as existed at the beginning date of this lease. Tenant shall in any event have the right to remove its proprietary software and intellectual property. All alterations, additions and improvements made by Tenant (other than installation of Tenant's Trade Fixtures) may, at Landlord's discretion, become the property of Landlord upon the termination of this lease or Landlord may require Tenant to remove such alterations, additions, and improvements and any other property placed in or on the Leased Premises by Tenant ( other than such alterations , additions and improvements consented to in writing by Landlord, provided such consent was not given conditioned upon Tenant's removal of same upon termination of this lease) and restore the Leased Premises to the same condition as existed at the beginning of this lease.

                  D. Tenant shall, at all times, keep the Leased Premises and all improvements in the Leased Premises free from any liens arising out of any work performed, material furnished or obligations incurred by Tenant. If a notice of a lien shall be filed against the building of which the Leased Premises is a part, and such lien is for, or purports to be for labor, or material alleged to have been furnished to or delivered at the Leased Premises to or for Tenant, or anyone claiming under Tenant, then Tenant shall cause such lien to be discharged within ten (10) days after notice from Landlord or such shorter time as may be required by any holder of a deed of trust or mortgage on the Leased Premises. If Tenant shall fail to discharge or bond off any such lien, then Landlord shall have the right (but not the obligation) to pay or discharge any such lien or claim of lien or treat such lien or claim of lien as a default under the terms of the lease. If Landlord elects to pay or discharge any such lien or claim of lien, then Tenant shall pay to Landlord all of Landlord's expenses incurred, including reasonable attorneys' fees, together with interest on the funds so advanced at the highest rate permissible by law, which payment shall be deemed additional rent, payable on demand. Tenant shall have no obligation under this Subsection 13.D for any lien filed as a result of work performed or material furnished for or on behalf of Landlord.


                                      B1-10

         14. COMPLIANCE WITH LAW; RESTRICTIONS.

                  A. Tenant shall comply with all governmental laws, ordinances and regulations affecting the Leased Premises or applicable to the use of the Leased Premises, whether material or incidental to such use, including but not limited to the correction, prevention and abatement of nuisances in, upon, or connected with the Leased Premises, and including, but not limited to, the Americans with Disabilities Act, 42 U.S.C Section 12101, et seq. Tenant shall promptly comply with all changes in such governmental laws, ordinances, regulations, orders and directives, and shall bear the full cost and risk of all such compliance, including the cost of any alterations, additions or improvements required by such governmental laws, ordinances, regulations, orders and directives, whether structural or nonstructural in nature; provided, however, Tenant shall only be required to comply with any such changes in governmental laws, ordinances and regulations applicable to the use of the Leased Premises, to the extent such compliance is required as a result of or arising out of (i) Tenant's specific use and/or occupancy of the Leased Premises, (ii) any alterations, additions and/or improvements to the Leased Premises constructed by or at the direction of Tenant or (iii) any act, negligence or omission on the part of Tenant or Tenant's employees, agents or invitees, and Landlord shall be obligated to comply with any such changes to the extent such compliance is required but neither as a result of nor arising out of the types of conditions set forth in clauses (i), (ii) and (ii) above. Tenant shall request Landlord's prior written consent pursuant to Paragraph 13, for any such alterations, changes or improvements that are required to be made by Tenant. Tenant shall not commit, or suffer to be committed, any waste upon the Leased Premises or any nuisance, including but not limited to, excessive noise, odors, vibrations or other annoyances.

                  B. Tenant acknowledges that the Leased Premises are subject to the restrictive covenants imposed by instrument dated September 25, 1981, of record in Deed Book 1841, page 1106 in the Clerk's Office of the circuit Court of the County of Henrico, Virginia, as the same have been, and hereafter may be, amended from time to time (the "Covenants"), and hereby agrees to conduct its operations on and occupy the Leased Premises in accordance with and to otherwise comply with the Covenants. Landlord agrees that, to the extent it has any approval rights with respect to an amendment to the Covenants, it will not agree to any such amendment without the consent of Tenant, which consent shall not be unreasonably withheld.

         15. NET LEASE. Except as otherwise expressly provided in this lease, this lease is a "net lease" which the parties intend to yield "net" to Landlord the rental provided for in Section 3 hereof, and, except as otherwise expressly provided herein, any present or future law to the contrary notwithstanding, Tenant shall not be entitled to any abatement, reduction, set-off, counterclaim, defense or deduction, with respect to any Rent, additional rent or other sum payable hereunder, nor shall the obligations of Tenant hereunder be affected by reason of: (i) any damage to or destruction of the Leased Premises; any taking of the Leased Premises or any part thereof by condemnation or otherwise; (ii) any prohibition, limitation, restriction or prevention of Tenant's use, occupancy or enjoyment of the Leased Premises, or any interference with such use, occupancy or enjoyment by any person; (iii) the impossibility or illegality of performance by Landlord, Tenant or both; (iv) any action of any governmental authority; or (v) any other cause whether similar or of dissimilar to the foregoing.


                                      B1-11

         16. ASSIGNMENT AND SUBLEASING.

                  A. Tenant may not assign this lease or any interest herein or sublet the whole or any part of the Leased Premises, or permit the same to be occupied by anyone other than Tenant, without in each instance having first obtained Landlord's prior written consent, which consent shall not be unreasonably withheld. If Landlord should consent to any such sublease or assignment, Tenant shall nevertheless remain the principal obligor to the Landlord under all the terms, conditions, covenants and obligations of this lease, and the acceptance of an assignment or subletting of the Leased Premises by any assignee or subtenant shall be construed as a promise on the part of such assignee or subtenant to be bound by and to perform all of the terms, conditions and covenants by which Tenant herein is bound. No such assignment or subletting shall be construed to constitute a novation or a release of any claim Landlord may then or thereafter have against Tenant hereunder. Landlord's consent to any assignment or subletting shall not be deemed a consent to any subsequent assignment or subletting and any assignee of this lease or "subtenant" of the Leased Premises shall not further assign this lease or further sublease the Leased Premises without first obtaining the express written consent of Landlord. Tenant shall furnish Landlord with a fully executed counterpart of any such assignment or sublease at the time such instrument is executed.

                  B. If Tenant is a corporation, any transfer of this lease by or from Tenant by merger, consolidation, reorganization or liquidation, or the sale or other transfer of a controlling percentage of the capital stock, or a sale of fifty percent {50%} of the value of the assets of Tenant, shall, for purposes of this lease, constitute an assignment. The phrase "controlling "percentage" means the ownership of, and right to vote, stock possessing at least 50% of the total combined voting power of all classes of Tenant's capital stock issued, outstanding, and entitled to vote for the election of directors. If Tenant is a partnership, any sale or other transfer of all or any portion of any general partner or managing partner interest in Tenant shall, constitute an assignment. Notwithstanding the provisions of this Section 16, Landlord's consent shall not be required for any , transaction which is deemed an assignment by virtue of this Subsection 16.B if the surviving entity immediately after such transaction has a net worth of no less than the greater of (1) the net worth of Tenant immediately prior to such transaction, or (2) $40,000,000.

                  C. As a condition precedent to Landlord's consent to any assignment or sublease, Tenant hereby irrevocably assigns to Landlord, as additional security for Tenant's obligations under this lease, all Rent from any subletting or assignment of all or part of the Leased Premises, and Landlord, as assignee, may collect such Rent and apply it toward Tenant's obligations under this lease, except that, until the occurrence of an "event of default" (as hereinafter defined), Tenant shall have the right to collect such Rent.

                  D. If Tenant requests Landlord to consent to a proposed assignment or sublease, Tenant shall pay to landlord, whether or not such consent shall be ultimately granted, Landlord's reasonable attorneys' fees incurred in connection with such request.

         17. TAXES.

                  A. Tenant agrees to pay before they become delinquent all real estate taxes and special assessments that may be lawfully levied or assessed against the Leased Premises. If


                                      B1-12

Landlord is required by any mortgagee of the Leased Premises to make monthly installment payments of taxes due with respect to the Leased Premises, then Tenant shall pay such mortgagee the taxes payable by Tenant hereunder in monthly installments as required by such mortgagee. Tenant shall be entitled to reimbursement from Landlord for the amount in excess of Tenant's Pro Rata Share of such taxes and assessments paid by Tenant.

                  B. Tenant shall pay before delinquency any and all taxes, assessments, license fees and public charges levied, assessed or imposed and which become payable during the lease term upon Tenant's fixtures, furniture, appliances and personal property installed or located in or on the Leased Premises. Tenant shall also pay all franchise taxes, business taxes or other similar taxes that may be levied or imposed upon the Leased Premises or the business carried on therein and also all other taxes and rates which are or may be payable by Tenant.

                  C. If Landlord shall receive any statement or notice relative to any tax or assessment, in whole or part payable by Tenant, Landlord shall promptly after receipt thereof deliver a copy of the same to Tenant. Tenant shall have the privilege, before delinquency occurs, of contesting, objecting to or opposing the legality or validity of any such taxes, assessments, impositions or charges, in Landlord's name if necessary, provided that prompt notice of such contest, objection or opposition shall be given to Landlord by Tenant at least twenty (20) days before any delinquency and provided further that such contest, objection or opposition shall not be carried on or maintained after the aforesaid time limit for the payment by Tenant of the obligation, unless Tenant shall have duly paid the amount involved under protest or shall procure and maintain a stay of all proceedings to enforce any collection thereof, together with all penalties, interest, costs and expenses, by a deposit of a sufficient sum of money or by a good and sufficient undertaking as may be required or permitted by law to accomplish such a stay, unless Tenant shall furnish Landlord with a bond of a surety company qualified to do `business within the Commonwealth of Virginia, satisfactory to Landlord, which in form, content and amount of penalty, shall likewise be reasonably satisfactory to Landlord. In the event of any such contest, objection or opposition, Tenant promises and agrees, after the final determination thereof adversely to Tenant, to fully pay and discharge the amounts involved in or affected by such contest, objection or opposition, together with any penalties, fines, interest, costs, and expenses that may have accrued thereon or that may result from any such action by Tenant.

                  D. Should any governmental taxing authority levy, assess or impose a tax and/or assessment (other than a net income tax) upon or against the rentals payable by Tenant to Landlord and/or against the gross receipts received by Landlord from Tenant, either by way of substitution for or in addition to any existing tax on land or buildings or otherwise, Tenant shall be responsible for and pay such tax or assessment, or shall reimburse the Landlord for the amount thereof, as the case may be, as additional rent, within thirty (30) days of receipt of a bill therefor from Landlord.

         18. FIRE AND CASUALTY DAMAGE. In the event the Leased Premises are damaged or destroyed by fire or other casualty, Tenant shall give immediate notice thereof to Landlord. The rights and obligations of Landlord and Tenant in the event of such casualty shall be as follows:


                                      B1-13

                  A. Landlord shall within thirty (30) days after insurance proceeds have been made available for such purpose, commence restoration of the Building and prosecute the same diligently to completion. All insurance proceeds arising from such damage or destruction (other than for Tenant's personal property) shall be made available to Landlord for that purpose subject, however, to the provisions of Subsection 18.E. Landlord's obligations under this Section 18 to repair or restore the Building shall in all events be limited to the extent of the insurance proceeds made available to Landlord for such purposes and to that portion of the Building, such as the footings, foundations, exterior walls, roof, and the interior improvements originally installed by Landlord at Landlord's expense for Tenant's benefit, but not including any construction, alterations or improvements installed by Tenant (with Landlord's written consent at Tenant's expense or by Landlord at Tenant's expense).

                  B. If the Building is substantially damaged or destroyed during the last lease year of the initial term, without any further renewal or extension, then Landlord shall have the right to terminate this lease upon thirty (30) days notice to Tenant, provided such notice is given within ninety
(90) days after the occurrence of such damage or destruction. If Landlord terminates this lease pursuant to this Subsection 18.B, the termination shall be effective upon the date the damage or destruction occurred. For the purpose of this Section, the Building shall be deemed "substantially damaged or destroyed" if more than fifty (50%) percent of the gross area of the Improvements is destroyed or the repair and replacement of the Building cannot be completed within 180 days from the date such damage or destruction occurs.

                  C. Except to the extent specifically provided for in this lease, neither the Rent nor any additional rent payable by Tenant, nor any of Tenant's other obligations under any provisions of this lease, shall be affected by any damage or destruction of the Building by any cause whatsoever, and Tenant hereby specifically waives any and all additional rights it might otherwise have under any law or statute.

                  D. If there should be a substantial interference with Tenant's use of the Leased Premises as a result of such damage or destruction such that Tenant cannot conduct its business in the Leased Premises, then the Rent shall abate for such time as Tenant is unable to use the Leased Premises, but only to the extent of the proceeds applicable to the Leased Premises and received by Landlord under a rent insurance policy and; provided, further, that such damage or destruction was not caused by the gross negligence or willful misconduct of Tenant, its agents, employees, contractors or invitees.

                  E. Notwithstanding any other provision of this lease the rights of Tenant and Landlord to the use of insurance, proceeds shall in all events be subject to the provisions of any mortgages or deeds of trust encumbering the Building and the rights of any mortgagee thereunder with respect to such insurance proceeds.

         19. CONDEMNATION.

                  A. In the event that the whole of the Leased Premises shall be condemned or taken in any manner for any public or quasi-public use, this lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title in the condemnor. In the event that only a part of the Leased Premises shall be so condemned or taken, then, effective


                                      B1-14
as of the date of such vesting of title, the Rent hereunder for such part shall be equitably abated and this lease shall continue as to such part not so taken. In the event that only a part of the building shall be so condemned or taken, then (1) if substantial structural alteration or reconstruction of the building shall, in the opinion of Landlord, be necessary or appropriate as a result of such condemnation or taking (whether or not the Leased Premises be affected), Landlord may, at its option, terminate this lease and the term and estate hereby granted as of the date of such vesting of title by notifying Tenant in writing of such termination within thirty (30) days following the date on which Landlord shall have received notice of vesting of title, or (2) if Landlord does not elect to terminate this lease as aforesaid, this lease shall be and remain unaffected by such condemnation or taking, except that the Rent shall be abated to the extent, if any, as hereinbefore provided. In the event that only a part of the Leased Premises shall be so condemned or taken and this lease and the term and estate hereby granted are not terminated as hereinbefore provided, Landlord will, to the extent it receives cash proceeds from such condemnation proceeding, restore with reasonable diligence the remaining structural portions of the Leased Premises, as near as practicable, to the same condition as existed immediately prior to such condemnation or taking.

                  B. In the event of termination in any of the cases hereinabove provided, this lease and the term and estate hereby granted shall expire as of the date of such termination with the same effect as if that was the date hereinbefore set for the expiration of the term of this lease, and the rents hereunder shall be apportioned as of such date.

                  C. In the event of any condemnation or taking hereinabove mentioned of all or part of the Leased Premises, Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this lease in Tenant, and Tenant hereby expressly assigns to Landlord any and all right, title, and interest of Tenant now or hereafter arising in or to any part thereof, and Tenant shall be entitled to receive no part of such award; provided, however, Tenant shall have the right, at its sole cost and expense, to assert a separate claim in any condemnation proceeding for its personal property, trade fixtures and moving expenses.

         20. INDEMNIFICATION BY TENANT. Unless caused by the gross negligence or willful misconduct of Landlord or of another tenant in the Building, Tenant shall protect, indemnify and save harmless Landlord from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses (including without limitation, reasonable attorneys' fees and expenses) imposed upon or incurred by or asserted against Landlord by reason of
(a) any occurrence, injury to or death of persons (including workmen) or loss of or damage to property occurring on or about the Leased Premises or any part thereof or any adjoining or nearby sidewalks, curbs, vaults, vault space, if any, streets or ways, (b) any use, non-use or condition of the Leased Premises or any part thereof or any adjoining or nearby sidewalks, curbs, parking lots, vaults or vault space, if any, streets or ways, (c) any failure on the part of Tenant to perform or comply with any of the terms of this lease, (d) performance of any labor or services or the furnishing of any materials or other property in respect of the Leased Premises or any part thereof or (e) any release or threat of a release of a hazardous or toxic substance or a pollutant or contaminant, including petroleum and petroleum products, on or from the Leased Premises. In case any action, suit or proceeding is brought against Landlord by reason of any such occurrence, Tenant, upon Landlord's request, shall at Tenant's expense resist and


                                      B1-15
defend such action, suit or proceeding, or cause the same to be resisted and defended by counsel (reasonably acceptable to Landlord) designated by the insurer whose policy covers such occurrence or by counsel designated by Tenant and approved by Landlord. The obligations of Tenant under this Section arising by reason of any such occurrence having taken place during the term of this lease shall survive any expiration or termination of this lease.

         21. INSURANCE.

                  A. Tenant covenants and agrees that it will, at all times during the entire term of this lease keep in full force and effect a policy of comprehensive public liability insurance issued by a reputable insurance company licensed to do business in the Commonwealth of Virginia with respect to the Leased Premises and the business conducted by Tenant thereon in r which the limits of liability shall not be less than ONE MILLION DOLLARS ($1,000,000.00) for death or bodily injury and in which the property damage liability shall not be less than ONE MILLION DOLLARS ($1,000,000.00). These policies shall name, as additional insureds, Landlord and any other entity having an insurable interest or liability in or relating to the Leased Premises (including any mortgagee of Landlord). All insurance policies described or required by this Section shall provide that the insurance thereunder shall not be cancelable prior to twenty
(20) days written notice thereof to Landlord. A certified copy of such policies and any renewals thereof or certificates of such insurance shall be delivered to Landlord prior to Tenant's taking possession of the Leased Premises and any renewals of said policies shall be delivered to Landlord at least fifteen (15), days prior to the expiration of the policies. Any such policies shall be primary and noncontributing with insurance carried by Landlord.

                  B. Tenant also covenants and agrees, at its cost, to maintain on all its personal property, tenant improvements or alterations (including any improvements to the Leased Premises installed by Tenant or on Tenant's behalf, a policy of standard fire and extended coverage insurance, to the extent of at least 80% of the full replacement value. The proceeds from any such policy shall be used by Tenant for the replacement of the personal property of Tenant and the restoration of improvements and alterations to the Leased Premises, it being understood between the parties that the insurance required by this section shall not in any way limit Tenant's obligation to restore the Leased Premises, to a condition, as near as practicable, to that which existed at the Commencement Date.

                  C. Tenant further covenants and agrees, at its cost, to ma1ntain business interruption insurance sufficient to provide not less than six month's coverage of all Rent and additional rent payable hereunder, in the event that the Leased Premises are rendered untenantable in whole or in part by an insurable risk.

                  D. Tenant covenants and agrees that it will, at all times during the term of this lease, obtain and keep in force for the benefit of Tenant, Landlord and any other person (including the holder of any mortgage or deed of trust) having an insurable interest and designated by Landlord, insurance on the Improvements and all fixtures and equipment located on or in the Leased Premises in such amounts as are required by any mortgagee of the Leased Premises, but not less than the full cost replacement value thereof (excluding footings and foundations), with replacement cost endorsement. Such policy shall contain coverage against loss, damage or destruction by fire and such other hazards as are commonly covered and

                                      B1-16
protected against under policies of insurance known as extended coverage insurance as the same may exist from time to time according to the laws of the Commonwealth of Virginia and may contain a deductible clause not to exceed $10,000.00.

                  E. Any insurance required by this Section 21 may be supplied by means of a blanket or umbrella insurance policy so long as the protection provided by such blanket or umbrella policy against each risk specified in this
Section 21 cannot be reduced by claims for other risks not arising from the Leased Premises to amounts less than those specified herein, and so long as the other provisions of this Section 21 are complied with.

                  F. Landlord and Tenant shall have included in their respective insurance policies waivers of their respective insurers' right of subrogation against the other party or anyone claiming through or under them that any such insurer of one party may acquire against the other by virtue of payment of any loss under the insurance covering the Leased Premises, the Improvements, or the contents thereof, required by this lease to be carried by such party. If such a waiver should be unobtainable or unenforceable, then such policies of insurance shall expressly state and agree that such policies shall not be invalidated if the assured, before the casualty, waives the right of recovery against any party responsible for a casualty covered by the policy. Upon request of Landlord, Tenant shall provide written evidence acceptable to Landlord that its insurer or insurers have waived their rights of subrogation as hereinabove provided.

         22. WAIVER OF CLAIMS. Tenant, as a material part of the consideration to be rendered to Landlord, hereby waives all claims against Landlord for damages to goods, wares, inventory, equipment and merchandise, in, upon, or about the Leased Premises and for injury to Tenant, its agents or third persons in or about the Leased Premises from any cause arising at any time, including, without limitation, any damage or injury caused by the discharge, whether accidental or otherwise, of the sprinkler system installed in the Leased Premises.

         23. SIGNS. No signs (other than as shown in the Plans and Specifications) shall be erected, placed or painted on the exterior walls of the building without the prior written consent of Landlord. In the event Landlord gives its approval for any such additional signs, Tenant shall remove all such signs at the termination of this lease at its sole risk and expense and shall in a good and workmanlike manner promptly repair any damage and close any holes caused by removal of such signs.

         24. LANDLORD'S RIGHT OF ENTRY. Landlord and its authorized agents or designees shall have the right to enter the Leased Premises at any reasonable time and after reasonable notice to Tenant for the following purposes: (a) inspecting the general condition and state of repair of the Leased Premises; (b) the making of repairs required by Landlord; (c) showing of the premises to any prospective purchaser; (d) the showing of the premises for lease If the Tenant shall have not renewed or extended this lease within the time herein provided; or (e) the showing of the building for any other legal or reasonable purpose. If Tenant shall not have renewed or extended this lease under the terms set forth herein prior to the final 360 day period of the lease term, Landlord and its authorized agents i shall have the right to erect on or about the Leased Premises or on the building of which the Leased Premises are a part a sign advertising the property for lease or for sale. The foregoing notwithstanding, Landlord and its agents and designees, shall have the right to enter the Leased Premises, without notice to Tenant,


                                      B1-17
at any time there is an emergency in the Leased Premises or in the building of which the Leased Premises are a part. Tenant shall, prior to taking possession of the Leased Premises, deliver a complete set of keys to the Leased Premises to the Landlord for such emergency use. Tenant covenants that if it shall thereafter change or add additional locks on the doors to the Leased Premises it will immediately provide new keys to the Landlord.

         25. HOLDING OVER. If Tenant, or any of its successors in interest, shall remain in possession of the Leased Premises, or any part thereof, after the expiration of the term of this lease, such holding over shall constitute and be construed as a tenancy from month to month only, at a monthly rental of 125% for the first two months of such holding over period and 150% thereafter of the monthly Rent applicable during the last month of the term of the lease or the last prior renewal thereof. Tenant shall also pay any additional rent attributable to Tenant's occupation of the Leased Premises and any damages, if any, incurred by Landlord as a result of such holding over. Tenant shall also be subject to all of the conditions, provisions and obligations of this lease insofar as the same are applicable to a month-to-month tenancy. Nothing contained herein shall constitute permission granted or inferred for Tenant to remain in possession beyond the exact termination date of this lease, as extended by any renewals or options unless specifically granted by Landlord in writing.

         26. DEFAULT BY TENANT. The following events shall be deemed to be "events of default" by Tenant under this lease:

                  A. Tenant's failure to pay any installment of the Rent-or additional rent on the date the same is due if such failure shall continue for a period of ten (10) calendar days after notice thereof to Tenant; provided, if such a notice is required to be given twice during any 12 month period during the original or any extended or renewal term of this lease, any subsequent failure to pay Rent or additional rent hereunder shall be an "event of default" without any notice; or Tenant's failure to comply with any term, provision or covenant of Section 21 if such failure shall continue for a period of ten (10) calendar days after notice thereof to Tenant.

                  B. Tenant's failure to comply with any term, provision or covenant of this lease not described in Subsection 26.A, if such failure shall continue for more than thirty (30) days after notice thereof to Tenant, or if such failure cannot reasonably be cured within the said thirty (30) days and Tenant shall not have commenced to cure such failure within such thirty (30) day period or shall not thereafter with reasonable diligence and good faith proceed to cure such failure.

                  C. Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

                  D. Tenant shall file a petition under any section or chapter of the Bankruptcy Code, as amended, or under any similar law or statute of the United States or any state thereof; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

                  E. A Receiver or Trustee shall be appo1nted for all or substantially all of the assets of Tenant and such Receiver or Trustee shall within a reasonable time fail to (i) affirm this lease, (ii) provide adequate assurances as to its ability to perform all of the terms and conditions


                                      B1-18
of this lease as a Receiver or Trustee for Tenant, (iii) cure all defaults, and
(iv) pay all damages incurred by Landlord as a result of Tenant's defaults.

                  F. Tenant shall do or permit to be done anything which creates a lien upon the Leased Premises in violation of the provisions of Subsection 13.D.

         Upon the occurrence of any of such events of default, Landlord shall have the right at Landlord's election to pursue, in addition to and cumulative of any other rights Landlord may have, at law or in equity, anyone or more of the following remedies without any notice or demand whatsoever:

                  (i) Terminate this lease and accelerate all , rentals due hereunder, in which event Tenant shall immediately surrender the Leased Premises to Landlord, and if Tenant fails to do so, Landlord, may, without prejudice to any other remedy that it may have for possession or arrearages in Rent or additional rent, enter upon and take possession of the Leased Premises and expel or remove Tenant and any other person who may be occupying the Leased Premises or any part thereof, by force, if necessary without being liable for prosecution or any claim of damages , therefor; and Tenant agrees to pay to Landlord on demand the amount of all loss and damage that Landlord may suffer by reason of such termination, whether through inability to relet the Leased Premises on satisfactory terms or otherwise.

                  (ii) Enter upon and take possession of the Leased Premises and expel or remove Tenant and any other person who may be occupying the Leased Premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor; and relet the Leased Premises and receive the Rent therefor; and Tenant agrees to pay to Landlord on demand any deficiency that may arise by reason of such reletting.

                  (iii) Enter upon the Leased Premises, by force, if necessary, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this lease or correct any damage caused by the breach of any covenant of Tenant contained herein, and Tenant agrees to reimburse Landlord on demand for any expenses that Landlord may incur in thus effecting compliance with Tenant's obligations under this lease and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by the negligence of Landlord or otherwise.

                  (iv) Require all rental payments by "subtenants" (including within that term any third parties occupying various portions of the Leased Premises under the terms of sublease agreements with Tenant as sublandlord) that would otherwise be paid to Tenant to be paid directly to Landlord and apply such rentals so paid to or collected by Landlord against any rents or other charges due to Landlord by Tenant hereunder. No direct collection by Landlord from any such "subtenants" shall release Tenant from the further performance of Tenant's obligations hereunder. Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any Rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions, and covenants herein contained. In determining the amount of loss or damage that


                                      B1-19

Landlord may suffer by reason of termination of this lease or the deficiency arising by reason of the reletting by Landlord, as above provided, allowance shall be made for the expense of repossession and any repairs or remodeling undertaken by Landlord following repossession, and for any leasing commissions incurred by Landlord.

                  (v) In case of re-entry, repossession or termination of this lease, whether or not the same is the result of the institution of summary or other proceedings, Tenant shall remain liable (in addition to other accrued liabilities), to the extent legally permissible, for the Rent, additional rent and all other charges provided for herein until the date this lease would have expired had such termination, re-entry or repossession not occurred.

         27. SURRENDER OF LEASE NOT MERGER. The voluntary or other surrender of this lease by Tenant, or a mutual cancellation thereof, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases, and/or subtenancies, or may, at the option of Landlord, act as an assignment to it of any or all such subleases or subtenancies.

         28. ATTORNEYS' FEES. In the event that Landlord should bring suit for the possession of the Leased Premises, for the recovery of any sum due under or because of the breach of any covenant of this lease, or for any other relief against Tenant, declaratory or otherwise, or should Tenant bring any action for any relief against Landlord, declaratory or otherwise, arising out of this lease, the party prevailing in any such suit, shall be entitled to receive from the other party all reasonable attorneys' fees of the prevailing party, which fees shall be payable whether or not such action is prosecuted to judgment.

         29. NOTICES. Any notice, request or demand required or permitted to be given pursuant to this lease shall be in writing and shall be deemed sufficiently given if delivered by messenger at the address of the intended recipient or sent prepaid by Federal Express (or a comparable guaranteed overnight delivery service), with delivery in either such case evidenced by a receipt, or deposited in the united states first class mail (registered or certified, postage prepaid, with return receipt requested), addressed to the intended recipient, as follows (or at such other address as the intended recipient may have specified by written notice to the sender given in accordance with the requirements of this Section):

                  IF TO TENANT:          Resource Mortgage Capital, Inc.
                                         4101 Cox Road, Suite 100
                                         Glen Allen, VA 23060
                                         Attention: President

                  IF TO LANDLORD:        Innslake, L.P.
                                         12 South Third Street
                                         Richmond, VA 23219
                                         Attention: Alan T. Lingerfelt

                  with a copy to:        McGuire, Woods, Battle & Boothe
                                         One James Center
                                         Richmond, VA 23219
                                         Attention: William F. Gieg


                                      B1-20

Any such notice, request or demand so given shall be deemed given on the day it is received, if delivered by messenger or delivery service, or two days after its postmark date, if sent by registered or certified mail.

         30. WAIVER. The waiver by Landlord of any breach of any term, covenant, or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition for any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, or condition of this lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.

         31. REMEDIES CUMULATIVE. All the rights and remedies herein given to the Landlord for the recovery of the Leased Premises because of the default by the Tenant in the payment of any sums that may be payable pursuant to the terms of this lease, or upon the breach of any of the terms hereof, or the right to re-enter and take possession of the Leased Premises upon the happening of any of the defaults or breaches of any such covenants, or the right to maintain any action for Rent or damages and all other rights and remedies allowed at law or in equity, are hereby reserved and conferred upon the Landlord as distinct, separate and cumulative remedies, and no one of them, whether exercised by the Landlord, shall be deemed to be in exclusion of any of the others.

         32. GOVERNING LAW. This lease shall be construed and governed by the applicable laws of the Commonwealth of Virginia.

         33. STATUS OF LANDLORD.

                  A. Anything in this lease to the contrary notwithstanding, Tenant agrees that Tenant shall look solely to the estate and interest of Landlord in the Leased Premises for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of a default or breach by Landlord with respect to any of the terms, conditions and covenants of this lease to be performed by Landlord; subject, however, to the prior rights of any mortgagee to all or any part of the Leased Premises. Tenant acknowledges and agrees that no other assets of Landlord, its directors, officers, employees, agents or affiliates shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claim.

                  B. Landlord shall have the absolute and unfettered right to sell or transfer all or part of its interest in the Leased Premises and Tenant acknowledges and agrees that upon such sale or transfer the term "Landlord" shall mean only the new owner or transferee and the transferor shall be automatically relieved of and discharged of all further liability with respect to the performance of any of the terms, conditions and covenants of this lease, and Tenant agrees to thereafter look only to such purchaser or transferee of Landlord's interest in the Leased Premises for the performance of Landlord's obligations hereunder.


                                      B1-21

         34. FIRST OFFER ON ADDITIONAL SPACE.

                  A. In the event that at any time during the term of this lease when space in the Building, other than the Leased Premises, shall become available to Landlord for leasing and provided Tenant is not then in default hereunder, Landlord shall, prior to leasing such space to any other party, offer to lease such space to Tenant upon then reasonable terms. Any such offer shall be effected by written notice from Landlord to Tenant and Tenant shall have ten days after receipt of such offer to rent such additional space on the terms offered. If Tenant does not accept the offer contained in Landlord's notice within the period provided, then Landlord shall have the absolute right to lease such space to anyone other than Tenant on such terms and conditions as Landlord may elect.

                  B. In the event that at any time during the term of this lease after the second anniversary of the Commencement Date, when there exists a lease to a third party of space in the Building for 5,000 or less square feet and provided Tenant is not then in default hereunder, Tenant shall have the option to offer to lease such space from Landlord upon then reasonable terms mutually agreed to by Landlord and Tenant. Any such offer shall be effected by six-months prior written notice from Tenant to Landlord and, provided the terms of such offer are acceptable to Landlord, Landlord shall endeavor to relocate such other tenant or to negotiate an early termination of such other tenant's lease within the six-month notice period. If Landlord is able to relocate or negotiate an early termination of its lease with such other tenant, Tenant shall pay all costs and expenses incurred by Landlord to effect such relocation and/or early termination and shall rent such additional space on the terms offered.

         35. MISCELLANEOUS PROVISIONS.

                  A. TITLES. ETC. The marginal headings or titles to the Sections of this lease are not a part of this lease and shall have no effect upon the construction or interpretation of any part of this lease. Whenever the singular number is used in this lease and when required by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and the word "person" shall include corporation, firm, or association. If there be more than one Tenant, the obligations imposed under this lease upon Tenant shall be joint and several.

                  B. ENTIRE AGREEMENT. This instrument contains all of the agreements and conditions made between the parties to this lease and may not be modified orally or in any other manner than by an agreement in writing signed by all the parties to this lease, or their respective successors in interest.

                  C. FORCE MAJEURE. Whenever a day is appointed herein on which, or a period of time is designated within which, either party is required to do or complete any act, matter or thing, the time `for the doing or completion thereof shall be extended by a period of time equal to the number of days on or during which such party is prevented from, or is materially interfered with in the course of, the doing or completion of such act, matter or thing because of strikes, lock-outs, embargoes, unavailability of labor or materials, wars, insurrections, rebellions, declaration of national emergencies, acts of God, or other causes beyond such party's reasonable control (financial inability excluded); provided, however, nothing contained in this Subsection


                                      B1-22
shall excuse either party from the prompt payment of any amount payable by such party hereunder except as may be expressly provided elsewhere in this lease.

                  D. SUCCESSORS. The terms and provisions of this lease shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors, and assigns of Landlord and Tenant.

                  E. SEVERABILITY. If any provision of this lease shall at any time be deemed to be invalid or illegal by the entry of a final judgment from a court of competent jurisdiction, which judgment is not subject to appeal, then, in that event, this lease shall continue in full force and effect with respect to the remaining provisions of this lease as if the invalidated provision had not been contained herein.

                  F. MEMORANDUM OF LEASE. At the request of either party, a short form memorandum of this lease suitable for recordation, but in no way varying the provisions of this lease, shall be entered into by Landlord and Tenant containing a description of the Leased Premises, the term of the lease and any renewal options, the existence of the right of first offer, and such other terms as the parties may agree. The cost of preparing and recording such a memorandum shall be at the expense of the requesting party. Upon the expiration or earlier termination of this lease, Tenant agrees to deliver to Landlord a lease
         - termination agreement, in recordable form, containing such terms and conditions as may be reasonably required by Landlord to better evidence the termination of this lease.

                  G. BROKERS. Tenant warrants to Landlord that it has had no dealings with any real estate broker or agent in connection with the negotiation of this lease other than Sigma Commercial Realty, Inc. ("Agent") and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this lease. The parties recognize that Landlord shall be solely responsible for the payment of brokerage commissions to Agent and that Tenant shall have no responsibility therefor.

         IN WITNESS WHEREOF, Landlord and Tenant. have signed and sealed this lease as of the day and year above written by their duly authorized officers.

LANDLORD:                                                    INNSLAKE, L.P.


                                                             By: /s/ ALAN T. LINGERFELT
                                                                 ----------------------------
                                                             Name:  Alan T. Lingerfelt
                                                             Title: General Partner


TENANT:                                                      RESOURCE MORTGAGE CAPITAL, INC.


                                                             By: /s/  W. LANCE ANDERSON
                                                                 ----------------------------
                                                             Name:  W. Lance Anderson
                                                             Title: Executive Vice President


                                     B1-23

                                    EXHIBIT A

                 to Deed of Lease dated as of September 15, 1994
                           between Innslake, L.P. and
                         Resource Mortgage Capital, Inc.

                              Property Description


         ALL that certain lot, piece or parcel of land with all improvements thereon and appurtenances thereunto belonging, lying and being in Three Chopt District, Henrico County, Virginia, shown as Parcel A on plat dated September 8, 1994, prepared by Foster & Miller, P.C., entitled "Plat of Two Parcels On The West Line of Cox Road, Three Chopt District, Henrico County, Virginia," and more particularly described as follows:

         BEGINNING at a point 1,811.32' from the intersection of the west line of Cox Road with the north line of Nuckols Road Extended, thence N. 56 degrees 09'97" 898.66' to a point, thence N. 28 degrees 45'52" E. 289.59', thence N. 67 degrees 31'05" E. 3.06' to the TRUE POINT AND PLACE OF BEGINNING, thence N. 67 degrees 31'05" E. 411.94' to a point, thence along the centerline of a creek as it meanders the following courses and distances, S. 47 degrees 18'50" E. 104.42', N. 77 degrees 49'00"E. 86.09', S. 28 degrees 42'42" E. 26.44', N. 88 degrees 21'48" E. 52.11', N. 35 degrees 26'49" E. 20.60', S. 72 degrees 37'39"
E. 101.81', S. 34 degrees 32'08" E. 96.83', S. 52 degrees 31'40" .E. 19.52', S.
75 degrees 11'42" E. 42.37', thence leaving the centerline of the creek, turning and running along the western line of Cox Road (a variable width right of way)
S. 14 degrees 48'18" W. 66.87' to a point, thence continuing along said right of way line along a curve to the left having a radius of 50.00', an arc distance of 57.96', chord bearing S. 48 degrees 00'57" W. 54.77', thence continuing along said right of way line S. 14 degrees 48'18" W. 296.87', thence leaving said right of way line and running N. 75 degrees 11'42" W. 111.09' to a point, thence
N. 56 degrees 09'07" W. 705.25' to the point and place of beginning, containing
5.69 acres.

                                      A1-1
                                   EXHIBIT A1
                 to Deed of Lease dated as of September 15, 1994
                           between Innslake, L.P. and
                         Resource Mortgage Capital, Inc.

                              Plat of the Property
                                   [Attached]


                                      A1-1

                                    EXHIBIT B
                 to Deed of Lease dated as of September 15, 1994
                           between Innslake, L.P. and
                         Resource Mortgage Capital, Inc.


                                  RENT SCHEDULE

A.       Initial Term

                      LEASE YEAR           RENT PER $ / S.F.         ANNUAL RENT ($)          MONTHLY RENT ($)
                      ----------           -----------------         ---------------          ----------------
                          1                      10.47                 523,500.00                 43,625.00
                          2                      10.78                 539,205.00                 44,933.75
                          3                      11.11                 555,381.15                 46,281.76
                          4                      11.44                 572,042.58                 47,670.22
                          5                      11.78                 589,203.86                 49,100.32
                          6                      12.14                 606,879.98                 50,573.33
                          7                      12.50                 625,086.38                 52,090.53
                          8                      12.88                 643,838.97                 53,653.25
                          9                      13.26                 663,154.14                 55,262.84
                          10                     13.66                 683,048.76                 56,920.73

B.       Renewal Terms:

                  To be agreed upon by Landlord and Tenant prior to Tenant's notice of the exercise of either of its respective renewal options.

                                 SAXON MORTGAGE

                             NEW BASE RENT SCHEDULE

                                   EXHIBIT B-1

                   OLD MONTHLY        OLD BASE                 ADD'L SPACE                          NEW BASE        NEW MONTHLY
     DATE           BASE RENT           RENT          RATE         S.F.         RATE X S.F.           RENT           BASE RENT
     ----           ---------           ----          ----         ----         -----------           ----           ----------
1999
   Apr-99           $51,254.89       $615,058.68      11.44        6,199         $70,936.18       $685,994.86        $57,166.24
   May-99           $51,254.89       $615,058.68      11.44        6,199         $70,936.18       $685,994.86        $57,166.24
   Jun-99           $51,254.89       $615,058.68      11.44        6,199         $70,936.18       $685,994.86        $57,166.24
   Jul-99           $51,254.89       $615,058.68      11.44        6,199         $70,936.18       $685,994.86        $57,166.24
   Aug-99           $52,684.99       $632,219.88      11.76        6,199         $72,915.42        705,135.30        $58,761.28
   Sep-99           $52,684.99       $632,219.88      11.76        6,199         $72,915.42        705,135.30        $58,761.28
   Oct-99           $52,684.99       $632,219.88      11.76        6,199         $72,915.42        705,135.30        $58,761.28
   Nov-99           $52,792.46       $633,509.52      11.79        6,199         $73,064.16       $706,573.68        $58,881.14
   Dec-99           $52,792.46       $633,509.52      11.79        6,199         $73,064.16       $706,573.68        $58,881.14

2000
   Jan-00           $52,792.46       $633,509.52      11.79        6,199         $73,064.16       $706,573.68        $58,881.14
   Feb-00           $52,792.46       $633,509.52      11.79        6,199         $73,064.16       $706,573.68        $58,881.14
   Mar-00           $52,792.46       $633,509.52      11.79        6,199         $73,064.16       $706,573.68        $58,881.14
   Apr-00           $52,792.46       $633,509.52      11.79        6,199         $73,064.16       $706,573.68        $58,881.14
   May-00           $52,792.46       $633,509.52      11.79        6,199         $73,064.16       $706,573.68        $58,881.14
   Jun-00           $52,792.46       $633,509.52      11.79        6,199         $73,064.16       $706,573.68        $58,881.14
   Jul-00           $52,792.46       $633,509.52      11.79        6,199         $73,064.16       $706,573.68        $58,881.14
   Aug-00           $54,265.47       $651,185.64      12.12        6,199         $75,102.79       $726,288.43        $60,524.04
   Sep-00           $54,265.47       $651,185.64      12.12        6,199         $75,102.79       $726,288.43        $60,524.04
   Oct-00           $54,265.47       $651,185.64      12.12        6,199         $75,102.79       $726,288.43        $60,524.04
   Nov-00           $54,376.23       $652,514.76      12.14        6,199         $75,256.08       $727,770.84        $60,647.57
   Dec-00           $54,376.23       $652,514.76      12.14        6,199         $75,256.08       $727,770.84        $60,647.57

2001
   Jan-01           $54,376.23       $652,514.76      12.14        6,199         $75,256.08       $727,770.84        $60,647.57
   Feb-01           $54,376.23       $652,514.76      12.14        6,199         $75,256.08       $727,770.84        $60,647.57
   Mar-01           $54,376.23       $652,514.76      12.14        6,199         $75,256.08       $727,770.84        $60,647.57
   Apr-01           $54,376.23       $652,514.76      12.14        6,199         $75,256.08       $727,770.84        $60,647.57
   May-01           $54,376.23       $652,514.76      12.14        6,199         $75,256.08       $727,770.84        $60,647.57
   Jun-01           $54,376.23       $652,514.76      12.14        6,199         $75,256.08       $727,770.84        $60,647.57
   Jul-01           $54,376.23       $652,514.76      12.14        6,199         $75,256.08       $727,770.84        $60,647.57
   Aug-01           $55,893.43       $670,721.16      12.48        6,199         $77,355.87       $748,077.03        $62,339.75
   Sep-01           $55,893.43       $670,721.16      12.48        6,199         $77,355.87       $748,077.03        $62,339.75
   Oct-01           $55,893.43       $670,721.16      12.48        6,199         $77,355.87       $748,077.03        $62,339.75
   Nov-01           $56,007.52       $672,090.24      12.50        6,199         $77,513.77       $749,604.01        $62,467.00
   Dec-01           $56,007.52       $672,090.24      12.50        6,199         $77,513.77       $749,604.01        $62,467.00

                                      B1-1

                                 SAXON MORTGAGE

                             NEW BASE RENT SCHEDULE

                                   EXHIBIT B-1

                   OLD MONTHLY        OLD BASE                 ADD'L SPACE                          NEW BASE        NEW MONTHLY
     DATE           BASE RENT           RENT          RATE         S.F.         RATE X S.F.           RENT            BASE RENT
     ----           ---------           ----          ----         ----         -----------           ----            ---------
2002
   Jan-02           $56,007.52       $672,090.24      12.50        6,199         $77,513.77       $749,604.01        $62,467.00
   Feb-02           $56,007.52       $672,090.24      12.50        6,199         $77,513.77       $749,604.01        $62,467.00
   Mar-02           $56,007.52       $672,090.24      12.50        6,199         $77,513.77       $749,604.01        $62,467.00
   Apr-02           $56,007.52       $672,090.24      12.50        6,199         $77,513.77       $749,604.01        $62,467.00
   May-02           $56,007.52       $672,090.24      12.50        6,199         $77,513.77       $749,604.01        $62,467.00
   Jun-02           $56,007.52       $672,090.24      12.50        6,199         $77,513.77       $749,604.01        $62,467.00
   Jul-02           $56,007.52       $672,090.24      12.50        6,199         $77,513.77       $749,604.01        $62,467.00
   Aug-02           $57,570.24       $690,842.88      12.85        6,199         $79,676.55       $770,519.43        $64,209.95
   Sep-02           $57,570.24       $690,842.88      12.85        6,199         $79,676.55       $770,519.43        $64,209.95
   Oct-02           $57,570.24       $690,842.88      12.85        6,199         $79,676.55       $770,519.43        $64,209.95
   Nov-02           $57,687.75       $692,253.00      12.88        6,199         $79,839.18       $772,092.18        $64,341.02
   Dec-02           $57,687.75       $692,253.00      12.88        6,199         $79,839.18       $772,092.18        $64,341.02

2003
   Jan-03           $57,687.75       $692,253.00      12.88        6,199         $79,839.18       $772,092.18        $64,341.02
   Feb-03           $57,687.75       $692,253.00      12.88        6,199         $79,839.18       $772,092.18        $64,341.02
   Mar-03           $57,687.75       $692,253.00      12.88        6,199         $79,839.18       $772,092.18        $64,341.02
   Apr-03           $57,687.75       $692,253.00      12.88        6,199         $79,839.18       $772,092.18        $64,341.02
   May-03           $57,687.75       $692,253.00      12.88        6,199         $79,839.18       $772,092.18        $64,341.02
   Jun-03           $57,687.75       $692,253.00      12.88        6,199         $79,839.18       $772,092.18        $64,341.02
   Jul-03           $57,687.75       $692,253.00      12.88        6,199         $79,839.18       $772,092.18        $64,341.02
   Aug-03           $59,297.34       $711,568.08      13.24        6,199         $82,066.84       $793,634.92        $66,136.24
   Sep-03           $59,297.34       $711,568.08      13.24        6,199         $82,066.84       $793,634.92        $66,136.24
   Oct-03           $59,297.34       $711,568.08      13.24        6,199         $82,066.84       $793,634.92        $66,136.24
   Nov-03           $59,418.38       $713,020.56      13.27        6,199         $82,234.36       $795,254.92        $66,271.24
   Dec-03           $59,418.38       $713,020.56      13.27        6,199         $82,234.36       $795,254.92        $66,271.24

2004
   Jan-04           $59,418.38       $713,020.56      13.27        6,199         $82,234.36       $795,254.92        $66,271.24
   Feb-04           $59,418.38       $713,020.56      13.27        6,199         $82,234.36       $795,254.92        $66,271.24
   Mar-04           $59,418.38       $713,020.56      13.27        6,199         $82,234.36       $795,254.92        $66,271.24
   Apr-04           $59,418.38       $713,020.56      13.27        6,199         $82,234.36       $795,254.92        $66,271.24
   May-04           $59,418.38       $713,020.56      13.27        6,199         $82,234.36       $795,254.92        $66,271.24
   Jun-04           $59,418.38       $713,020.56      13.27        6,199         $82,234.36       $795,254.92        $66,271.24
   Jul-04           $59,418.38       $713,020.56      13.27        6,199         $82,234.36       $795,254.92        $66,271.24
   Aug-04           $61,076.27       $732,915.24      13.64        6,199         $84,528.86       $817,444.10        $68,120.34
   Sep-04           $61,076.27       $732,915.24      13.64        6,199         $84,528.86       $817,444.10        $68,120.34
   Oct-04           $61,076.27       $732,915.24      13.64        6,199         $84,528.86       $817,444.10        $68,120.34
   Nov-04           $61,200.93       $734,411.16      13.66        6,199         $84,701.39       $819,112.55        $68,259.38
   Dec-04           $61,200.93       $734,411.16      13.66        6,199         $84,701.39       $819,112.55        $68,259.38

                                      B1-2

                                 SAXON MORTGAGE

                             NEW BASE RENT SCHEDULE

                                   EXHIBIT B-1

                   OLD MONTHLY        OLD BASE                 ADD'L SPACE                          NEW BASE         NEW MONTHLY
     DATE           BASE RENT           RENT          RATE         S.F.         RATE X S.F.           RENT            BASE RENT
     ----           ---------           ----          ----         ----         -----------           ----           -----------
2005
   Jan-05           $61,200.93       $734,411.16      13.66        6,199         $84,701.39       $819,112.55        $68,259.38
   Feb-05           $61,200.93       $734,411.16      13.66        6,199         $84,701.39       $819,112.55        $68,259.38
   Mar-05           $61,200.93       $734,411.16      13.66        6,199         $84,701.39       $819,112.55        $68,259.38
   Apr-05           $61,200.93       $734,411.16      13.66        6,199         $84,701.39       $819,112.55        $68,259.38
   May-05           $61,200.93       $734,411.16      13.66        6,199         $84,701.39       $819,112.55        $68,259.38
   Jun-05           $61,200.93       $734,411.16      13.66        6,199         $84,701.39       $819,112.55        $68,259.38
   Jul-05           $61,200.93       $734,411.16      13.66        6,199         $84,701.39       $819,112.55        $68,259.38


                                      B1-3

                                    EXHIBIT C
                 to Deed of Lease dated as of September 15, 1994
                           between Innslake, L.P. and
                         Resource Mortgage Capital, Inc.

                             Building Specifications


[See attached specifications dated August 26, 1994 and entitled "OUTLINE SPECIFICATIONS - SAXON MORTGAGE, INNSBROOK NORTH, Henrico County, Virginia -Prepared By: CMSS ARCHITECTS, Virginia Beach, Virginia -Developed By:
Lingerfelt Development Company, Richmond, Virginia -Constructed By: Leo J. Martone & Associates, Virginia Beach, Virginia]

                                   EXHIBIT C-1

                             CLEANING SPECIFICATIONS

                     LOBBY, ENTRANCE, VESTIBULE AND HALLWAYS


DAILY

1. Wash front door glass as well as adjacent architectural metal trim to remove fingerprints, smudges, etc.

2.       Sweep, spot clean and vacuum all lobby mats and pediments.

3. Empty and wipe clean ash trays. Where sand urns are used, empty all debris, smooth sand and replace as needed.

4.       Clean, disinfect and polish all drinking fountains.

5.       Dust all horizontal surfaces within reach with a treated cloth.

6.       Vacuum carpeted floor surfaces.

7.       Spot clean all carpet stains.

8.       Sweep and dust mop hard floor surfaces.

9.       Hard floor surfaces will be damp mopped where applicable.

10.      Spot clean and polish all metal surfaces with a non-abrasive cleanser.

11.      Remove gum, tar and other foreign substances from floor surfaces.

12. Wash service sinks and keep janitors closets in a neat and clean condition.

13.      Remove finger marks and smudges from elevator door and frame.


                                      C1-1

                             CLEANING SPECIFICATIONS

WEEKLY

1.       Clean baseboards.

2.       Dust high partitions, ledges and moldings.

3.       Buff or spray buff hard surfaces floors where applicable.

4.       Dust over plant containers.

5.       Wash doors and trim.

6.       Dust light fixtures (exterior).

7.       Detail vacuum all carpeted areas.

MONTHLY

1.       Dust ceiling grates and vents as needed.

SEMI-ANNUALLY

1.       Strip and refinish hard surface floors where applicable.


                                      C1-2

                             CLEANING SPECIFICATIONS

                                  OFFICE AREAS


DAILY

1. Empty all wastebaskets and receptacles. Replace soiled liners and transport to dumpster area for removal. Adhere to recycling program. (Any spillage is to be cleaned immediately.)

2.       Empty and damp wipe all ash trays where applicable.

3.       Dust all horizontal surfaces on the following:
         Desks (uncluttered areas)
         Credenzas
         Bookcases
         Chairs
         File and storage cabinets
         Tables
         Pictures and frames (as needed)
         Counters, ledges, shelves
         Telephones

4.       Vacuum all carpeted traffic areas and remove minor carpet stains.

5. Sweep all resilient tile floor coverings with chemically treated dry mop.

6. Damp mop all resilient tile floor surfaces as required to remove spillage.

7.       Clean, disinfect and polish all drinking fountains.

8. Remove all fingerprints, severe or light scuff marks, water marks, or stains on floors, doors, walls and ceilings.

9.       Wipe down cafeteria tables/chairs where applicable.

10. All lights will be turned out and suite doors locked by cleaners after completion of their duties.


                                      C1-3

                             CLEANING SPECIFICATIONS

WEEKLY

1.       Dust high partition ledges and moldings.

2.       Detail vacuum all carpeted areas.

3.       Spot clean doors and electric switch plates.

4.       Stiff brush or vacuum furniture (to remove lint and dirt).

5.       Dust windowsills and ledges.

MONTHLY

1.       Dust ceilings vents and grates as required.

2.       Spray buff tile floors.

3.       Dust window blinds.

ANNUALLY

1.       Strip and refinish tile floors.


                                      C1-4

                             CLEANING SPECIFICATIONS

                        COMPUTER ROOMS - (RAISED FLOORS)

DAILY

1.       Empty all wastebaskets and receptacles.  Adhere to recycling program.

2.       Sweep and/or dust mop floors.

3.       Damp mop floor surfaces (wringing out mop completely).

4. Remove gum, tar and other foreign substances from floor. Spot scrub difficult stains.

5.       Dust all horizontal surfaces (do not touch computer equipment).

WEEKLY

1.       Dust ceiling fans and vents.

2.       Spot clean doors and electric switch plates.

ANNUALLY

1.       Dry strip tile floors.


                                      C1-5

                             CLEANING SPECIFICATIONS

                                    ELEVATORS


1.       Clean and vacuum elevator door tracks.

2. Clean and polish both sides of elevator doors with a non-abrasive cleanser.

3. Completely clean the interior of all elevator cabs including all horizontal and vertical surfaces.

4. Dust and wet mop all floor surfaces (where applicable). Vacuum floor (if applicable).

5.       Remove gum, tar and other foreign substances from floor.

6.       Clean and polish all metal work with a non-abrasive cleanser.

7.       Damp wipe and polish all control panels.

WEEKLY

1.       Dust ceiling fans and vents.

2.       Clean and polish complete interior of cab.

3.       Perform carpet spot cleaning.

                                      C1-6

                             CLEANING SPECIFICATIONS

                                   STAIRWELLS


1.       Dust all handrails and risers.

2. Sweep all resilient tile floor surfaces with chemically treated dry mop. Spot mop to remove spoilage.

MONTHLY

1.       Wet mop stairway steps and landings (fire tower).

2.       Wash doors and trim.

                                      C1-7

                             CLEANING SPECIFICATIONS

                                   LAVATORIES


DAILY

1.       Sweep or dust mop floor surfaces.

2. Wet mop floor surfaces with disinfectant solution. Deck brush under urinals and behind toilets as required.

3.       Remove gum, tar and other foreign substances from floor surfaces.

4.       Dust horizontal surfaces within reach.

5.       Remove all finger marks from walls, stalls, doors and light switches.

6.       Polish all stainless steel chrome fixtures and dispensers.

7. Clean and polish mirrors, frames, shelves, wash basins and soap dispensers, seat hinges and metal trim.

8. Wash and disinfect interior and exterior of all basins, bowls and urinals, with combination cleaner, disinfect, deodorizer.

9. Empty all clean all waste and sanitary containers. Replace soiled liners and transport to dumpster area for removal.

10. Spot clean walls around sink, towel dispensers, urinals, toilets, partitions and door frames.

11. Hand dust and clean all partitions, tops of tile ledges, all paper and sanitary napkin dispensers.

12. Refill all toilet tissue, sap, sanitary napkin, seat and towel dispensers.

13.      Clean and disinfect all shower room floors, walls and ceilings.


                                      C1-8

                             CLEANING SPECIFICATIONS

MONTHLY

1. Clean and disinfect all floor drains, ventilating grills, exhaust fans and ducts.

2. High dust all horizontal surfaces above the reach of the average person (such as door frames, partitions, ledges, etc.)

3. Wash and disinfect walls, partitions, doors and trim. Pay special attention to areas behind toilets.

4.       Clean baseboards.

5.       Machine scrub floors.

6.       Clean all partitions.

                                     C1-9

                             CLEANING SPECIFICATIONS

           SERVICE AREA, VENDING AREA AND CAFETERIA (WHERE APPLICABLE)


DAILY

1. Empty all wastebaskets and receptacles. Replace soiled liners and transport to dumpsters area for removal. (Any spillage is to be cleaned immediately.)

2.       Spot clean exteriors of waste containers.

3.       Dust mop and damp mop floor surfaces.

4.       Remove gum, tar, and other foreign substances from floor surfaces.

5.       Spot clean and polish all metal surfaces.

6.       Dust horizontal surfaces within reach.

7. Empty and wipe clean all ashtrays where applicable. Where sand urns are used, empty all debris, smooth sand and replace as needed.

8.       Spot clean marks from walls, light switches and trim.

9.       Damp wipe counter tops.

WEEKLY

1.       Dust high partitions, ledges and moldings.

2.       Clean baseboards.

3.       Wash doors and trim.

4.       Spray buff tile floors.

                                     C1-10

                                    EXHIBIT D
                 to Deed of Lease dated as of September 15, 1994
                           between Innslake, L.P. and
                         Resource Mortgage Capital, Inc.

                                 Building Plans


[See attached plans (2 sheets) containing proposed elevation and proposed floor plans, prepared by CMSS Architects, dated August 26, 1994]

                            FIRST AMENDMENT TO LEASE

         THIS FIRST AMENDMENT TO LEASE (this "Amendment") is made as of the 1st day of August, 1995, by and between LIBERTY PROPERTY LIMITED PARTNERSHIP, a Pennsylvania limited partnership (the "Landlord"), and RESOURCE MORTGAGE CAPITAL, INC., a Virginia corporation (the "Tenant").

                                   WITNESSETH:

         WHEREAS, Innslake, L.P., a Virginia limited partnership ("Innslake"), and Tenant entered into a Deed of Lease dated September 15, 1994 (the "Lease"), with respect to approximately 50,000 square feet of office space in a 60,000 square foot office building to be constructed on real property located in Henrico County, Virginia (the "Property");

         WHEREAS, Landlord succeeded to Innslake's interest in the Lease and the Property pursuant to a transfer and assignment of all partnership interests in Innslake to Landlord, as evidenced by a Deed in Confirmation of Dissolution from Innslake to Landlord dated March 1, 1995, recorded in the Clerk's Office, circuit Court, Henrico County, Virginia ("Clerk's Office") , in Deed Book 2571, Page 2386, and by a Bill of Sale, Assignment and Assumption of Leases dated March 1, 1995;

         WHEREAS, Landlord has completed the construction of the off ice building on the Property and Tenant and other tenants have taken occupancy thereof; and

         WHEREAS, Landlord and Tenant have agreed to amend certain provisions of the Lease as hereinafter set forth.

         NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements contained in the Lease and herein, and the rents to be paid by Tenant to Landlord, the parties hereby agree to amend the Lease as follows:

         1. The parties acknowledge and agree that the Commencement Date under the Lease was August 1, 1995.

         2. Effective as of August 1, 1995, Section 17.A of the Lease is hereby amended by deleting in each instance the phrase "Leased Premises" and substituting in lieu thereof the phrase "Property and Improvements."

         3. The Lease is hereby amended by adding the following as Section 35.H., NO SMOKING POLICY:

                  Tenant agrees that it will maintain a "No Smoking" policy within the Leased Premises, discourage its employees, licensees and invitees from smoking in the common areas within the Building, and will encourage that any cigarette smoking by its employees occur outside the Building in one or more designated smoking areas. Although one or more other tenants in the Building may from time to time impose the same or a similar no smoking policy

                                      C1-1
                  with respect to the common areas within the Building and such tenants' respective premises, Landlord shall be under no obligation to Tenant to enforce any such policy, and the failure of any other tenants within the Building to adhere to any such policy shall not give Tenant the right to enforce such policy against other tenants, their invitees, licensees or employees, nor shall any such violation give rise to a claim by .Tenant of a breach of any obligation of Landlord under this lease. Landlord agrees to use commercially reasonable efforts to cause the same "No Smoking" provision as is set forth above in this Section 35.H to be contained in leases to existing or future tenants of other space in the Building.

         4. Except as hereby amended, the Lease is hereby expressly confirmed in all respects not inconsistent with the terms, covenants and agreements contained herein.

         5. This Amendment shall be construed and governed by the applicable laws of the Commonwealth of Virginia.

         6. This Amendment and the Lease (as amended hereby), contain all of the agreements and conditions made between the parties with respect to the leased premises, and may not be modified orally or in any other manner than by an agreement in writing signed by all of the parties to this Amendment, or their respective successors in interest.

         IN WITNESS WHEREOF, Landlord and Tenant have signed this Amendment as of the day and year first above written.

                                       LIBERTY PROPERTY LIMITED
                                       PARTNERSHIP, a Pennsylvania limited
                                       partnership

                                       By:  LIBERTY PROPERTY TRUST, its
                                       general partner


                                       By: /s/ ALAN T. LINGERFELT
                                          -----------------------------------
                                          Alan T. Lingerfelt
                                          Senior Vice President

                                       RESOURCE MORTGAGE CAPITAL, INC.,
                                       a Virginia corporation


                                       By: /s/ LYNN K GERVIN
                                          ------------------------------------
                                          Name: Lynn K Gervin
                                          Title: Executive Vice President

                                      C1-2

                            SECOND AMENDMENT TO LEASE


         THIS SECOND AMENDMENT TO LEASE (this "Amendment") is made as of the 13th day of May, 1996, by and between LIBERTY PROPERTY LIMITED PARTNERSHIP, a Pennsylvania limited partnership (the "Landlord"), and SAXON MORTGAGE, INC., a Virginia corporation (the "Tenant").

                                   WITNESSETH:

         WHEREAS, Innslake, L.P., a Virginia general partnership ("Innslake") , and Resource Mortgage Capital, Inc. , as tenant ("Resource"), entered into a Deed of Lease dated September 15, 1994 (the "Original Lease"), with respect to approximately 50,000 square feet of office space in a 60,000 square foot office building to be constructed on real property located in Henrico County, Virginia (the "Property") ;

         WHEREAS, Landlord succeeded to Innslake's interest in the Original Lease and the Property pursuant to a transfer and assignment of all partnership interests in Innslake to Landlord, as evidenced by a Deed in Confirmation of Dissolution from Innslake to Landlord dated March 1, 1995, recorded in the Clerk's Office, circuit Court, Henrico County, Virginia ("Clerk's Office"), in Deed Book 2571, Page 2386, and by a Bill of Sale, Assignment and Assumption of Leases dated March 1, 1995;

         WHEREAS Landlord and Resource entered into a First Amendment to Lease dated August 1, 1995 (the "First Amendment"), to confirm square footage and the Commencement Date, among other things (the Original Lease, as amended by the First Amendment, being hereinafter referred to as the "Lease");

         WHEREAS, Tenant has entered into an assignment and assumption of Resource's rights and obligations under the Lease pursuant to an Assignment and Assumption of Lease dated 1996; and

WHEREAS, Landlord and Tenant have agreed to amend certain provisions of the Lease as hereinafter set forth.

         NOW, THEREFORE, for and in consideration. of the premises, the mutual covenants and agreements contained in the Lease and herein, and the rents to be paid by Tenant to Landlord, the parties hereby agree to amend the Lease as follows:

         1. Capitalized terms used herein (and not otherwise defined herein) shall have the same meanings attributed to them in the Lease.

         2. The parties acknowledge and agree that from and after May 28, 1996, Landlord shall take over management, operation and maintenance of the Property, the Building and other Improvements on the terms and conditions hereinafter set forth.

         3. The following is hereby added as an additional Section 36 of the
Lease:

                  36. OPERATION OF PROPERTY: PAYMENT OF EXPENSES.

                  A. PAYMENT OF OPERATING EXPENSES. Tenant shall pay to Landlord the sum of $248,000.00 ("Annual Operating Expenses") in equal monthly installments in the amount of $20,666.67 (prorated for any partial month), from May 13, 1.996, and continuing throughout the term on the first day of each calendar month during the term, as additional rent, without notice, demand or setoff. Landlord shall apply such payments to the annual operating costs' to Landlord of operating and maintaining the Property during each calendar year of the term, which costs may include by way of example rather than limitation: insurance premiums, fees, impositions, costs for repairs, maintenance, service contracts, management and administrative fees, governmental permits, overhead expenses, costs of furnishing water, sewer, gas, fuel, electricity, other utility services, janitorial service, trash removal, security services, landscaping and grounds maintenance, and the costs of any other items attributable to operating or maintaining any or all of the Property excluding any costs which under generally accepted accounting principles are capital expenditures; provided, however, that annual operating costs also shall include the annual amortization (over an assumed useful life of ten years) of the costs (including financing charges) of building improvements made by Landlord to the Property that are required by any governmental authority or for the purpose of reducing operating expenses or, directly enhancing the safety of tenants in the Building generally. The amount of the Annual Operating Expenses set forth in the first sentence of this Paragraph represents Landlord's estimate of Tenant's share of the estimated operating costs during the first full calendar year of the term on an annualized basis; from time to time Landlord may adjust such estimated amount if the estimated operating costs increase Tenant's obligation to pay the Annual Operating Expenses pursuant to this Section 36 shall survive the expiration or termination of this lease.

                           (i) COMPUTATION OF TENANT'S SHARE OF ANNUAL OPERATING
COSTS. After the end of each calendar year of the term, Landlord shall compute Tenant's share of the annual operating costs described above incurred, during such calendar year by (A) calculating an appropriate adjustment, using generally accepted accounting principles, to avoid allocating to Tenant or to any other tenant (as the case may be) those specific costs which Tenant or any other tenant has agreed to pay; (B) calculating an appropriate adjustment, using generally accepted accounting principles, to avoid allocating to any vacant space those specific costs which were not incurred for such space; and (C) multiplying the adjusted annual operating costs by Tenant's Proportionate Share (Tenant's Proportionate Share being 83.4%). Notwithstanding anything contained herein to the contrary, it is understood and agreed that Tenant's Proportionate Share of the management fee portion of annual operating costs shall be $18,000 for the remainder of the first lease year, and that Tenant's Proportionate Share thereof shall be increased by three percent (3%) as of the beginning of each subsequent lease year.

                           (ii) RECONCILIATION. By April 30th of each year (and
as soon as practical after the expiration or termination of this lease or at any time in the event of a sale of the Property), Landlord shall provide Tenant with a statement of the actual amount of such annual operating costs for the preceding calendar year or part thereof. Landlord or Tenant shall pay to the other the amount of any deficiency or overpayment


                                      C1-2
         then due from one to the other or at Landlord's option, Landlord may credit Tenant's account for any overpayment. Tenant shall have the right to inspect the books and records used by Landlord in calculating the annual operating costs within 60 days of receipt of the statement during regular business hours after having given Landlord at least 48 hours prior written notice; provided, however, that Tenant shall make all payments of additional rent without delay, and that Tenant's obligation to pay such additional rent shall not be contingent on any such right.

                  B. IMPOSITIONS. As used in this lease the term "impositions" refers to all levies, taxes (including sales taxes and gross receipt taxes) and assessments, which are applicable to the term, and which are imposed by any authority or under any law, ordinance or regulation thereof, or pursuant to any recorded covenants or agreements, and the reasonable cost of contesting any of the foregoing upon or with respect to the Property or any part thereof, or any improvements thereto. Tenant shall pay to Landlord with the monthly payment of Rent any imposition imposed directly upon this lease or the Rent or amounts payable by any subtenants or other occupants of the Leased Premises, or against Landlord because of Landlord's estate or interest herein.

                           (i) Nothing herein contained shall be interpreted as requiring Tenant to pay any income, excess profits or corporate capital stock tax imposed or assessed upon Landlord, unless such tax or any Similar tax is levied or assessed in lieu of all or any part of any imposition or an increase in any imposition.

                           (ii) If it shall not be lawful for Tenant to reimburse Landlord for any of the impositions, the Rent shall be increased by the amount of the portion of such imposition allocable to Tenant, unless prohibited by law.

                  C. INSURANCE.

                           (i) PROPERTY. Landlord shall keep in effect insurance against loss or damage to the Building or the Property by fire and such other casualties as may be included within fire, extended coverage and special form insurance covering the full replacement cost of the Building (but excluding coverage of Tenant's personal property in, and any alterations by Tenant to, the Leased Premises), and such other insurance as Landlord may reasonably deem appropriate or as may be required from time to time by any mortgagee. Landlord shall maintain a 12 month rental coverage endorsement or other comparable form of coverage as part of its fire, extended coverage and special form insurance.

                           (ii) INCREASE OF PREMIUMS. Tenant agrees not to do anything inconsistent with Tenant's Purposes which will increase the cost of Landlord's insurance or which will prevent Landlord from procuring policies (including public liability) from companies and in a form satisfactory to landlord. If any breach of the preceding sentence by Tenant causes the rate of fire or other insurance to be increased, Tenant shall pay the amount of such increase as additional rent promptly upon being billed.

                  D. REPAIRS AND MAINTENANCE: COMMON AREAS: BUILDING MANAGEMENT.


                                      C1-3

                           (i) Tenant at its sole expense shall maintain the Leased Premises in a neat and orderly condition.

                           (ii) Landlord, shall make all necessary repairs to the Leased Premises, the Common Areas ("Common Areas" being defined as all areas and facilities provided by Landlord for use by all tenants in the Property, including any lobbies, hallways, driveways, sidewalks and parking, loading and landscaped areas) and any other improvements located on the Property, provided that Landlord shall have no responsibility to make any repair until Landlord receives written notice of the need for such repair. Landlord shall operate and manage the Property and shall maintain all Common Areas and any paved areas appurtenant to the Property in a clean and orderly condition. Landlord reserves the right to make alterations to the Common Areas from time to time.

                           (iii) Notwithstanding anything herein to the contrary, repairs and replacements to the Property including the Leased Premises made necessary by Tenant's use, occupancy or alteration of, or Tenant's installation in or upon the Property or by any act or omission of Tenant or its Agents ("Agents" being defined as employees, agents, contractors, licensees or invitees) shall be made at the sole expense of Tenant to the extent not covered by any applicable insurance proceeds paid to Landlord. Tenant shall not bear the expense of any repairs or replacements to the Property arising out of or caused by any other tenant's use, occupancy or alteration of, or any other tenant's installation in or upon, the Property or by any act or omission of any other tenant or any other tenant's Agents.

                  E. UTILITIES.

                           (i) Landlord will furnish the Leased Premises with electricity, heating, ventilation and air conditioning for the normal use and occupancy of the Leased Premises as general offices between 8:00 a.m. and 6:00 p.m., Monday through Friday and between 8:00 a.m. and 1:00 p.m. on Saturdays (legal holidays excepted), which heating, ventilation and air conditioning shall be capable of maintaining a temperature of seventy-two (72) degrees Fahrenheit, plus or minus three
         (3) degrees Fahrenheit. If Tenant shall require electricity or install electrical equipment including but not limited to electrical heating, refrigeration equipment, electronic data processing machines, or machines or equipment using current in excess of 110 volts, which will in any way increase the amount of electricity usually furnished for use as general office space, or if Tenant shall attempt to use the Leased Premises in such a manner that the services to be furnished by Landlord would be required during periods other than or in addition to business hours referred to above, Tenant will obtain Landlord's prior written approval and will pay for the resulting additional direct expense, including the expense resulting from the installation of such equipment and meters, as additional rent promptly upon being billed. Landlord shall not be responsible or liable for any interruption in utility service, nor shall such interruption affect the continuation or validity of this lease.


                                      C1-4

                           (ii) If at any time utility services supplied to the Leased Premises are separately metered, the cost of installing Tenant's meter and the cost of such separately metered utility service shall be paid by Tenant promptly upon being billed.

                  F. JANITORIAL SERVICES. Landlord will provide Tenant with trash removal and janitorial services pursuant to a cleaning schedule attached as Exhibit "E".

                  G. ANNUAL OPERATING EXPENSES AS RENT. The Rent, Annual Operating Expenses and any other additional rent or sums payable by Tenant to Landlord pursuant to this lease, all shall be deemed rent for purposes of Landlord's rights and remedies with respect thereto. Tenant shall pay all Rent, Annual Operating Expenses and other additional rent to Landlord within 30 days after Tenant is billed, unless otherwise provided in this lease, and interest shall accrue on all sums due but unpaid.

         4. The fifth sentence of Paragraph 4.A of the Lease is hereby amended to provide that the HVAC system installed in the Leased Premises shall be maintained by Landlord, and the costs thereof shall be included as part of annual operating costs.

         5. Section 11 of the Lease is hereby superseded in its entirety by the new Paragraph 36.E above.

         6. Paragraphs 12.A, 12.C, 12.1 and the first sentence of Paragraph 12.B of the Lease are hereby superseded by the new Paragraph 36.0 above.

         7. Paragraph 17.A of the Lease is hereby superseded by the new Paragraphs 36.A and 36.B above, and Paragraph 17.C of the Lease is hereby deleted in its entirety.

         8. Paragraphs 21.C and 21.0 of the Lease are hereby superseded by the new Paragraph 36.C(i) above.

         9. Landlord and Tenant agree that if Tenant shall hereafter lease the entire Building from Landlord for the balance of the term of the Lease under any future amendment thereto, Tenant shall have the right to elect to operate, maintain and manage the Building and the Property on a net basis to Landlord, and, if Tenant so elects, the lease amendment entered into between Landlord and Tenant leasing the entire Building to Tenant. shall reflect such terms. Furthermore, Landlord agrees that it ; will notify Tenant if the Property is to be sold to a third party (not affiliated with Landlord) in the ordinary course of business (e.g., not under a foreclosure sale or transfer in lieu of foreclosure), and if Tenant so elects, a lease amendment will be entered into between Landlord and Tenant such that the terms of the Lease relating to operation, maintenance and management shall be amended to revert to the status of such terms in existence prior to this Amendment. Either of such lease amendments would be subject to obtaining consent from any mortgagee of Landlord holding a first lien deed of trust on the Property.

         10. This Amendment shall be construed and governed by the applicable laws of the Commonwealth of Virginia.


                                      C1-5

         11. This Amendment and the Lease (as amended hereby), contain all of the agreements and conditions made between the parties with respect to the Leased Premises, and may not be modified orally or in any other manner than by an agreement in writing signed by all of the parties to this Amendment, or their respective successors in interest.

         IN WITNESS WHEREOF, Landlord and Tenant have signed four counterparts of this Amendment as of the day and year first above written, each of which counterparts shall be an original and all of which counterparts shall constitute one and the same instrument.

                                LIBERTY PROPERTY LIMITED
                                PARTNERSHIP, a Pennsylvania limited
                                partnership

                                By: /s/ ALAN T. LINGERFELT
                                   ---------------------------------------
                                    Alan T. Lingerfelt
                                    Senior Vice President


                                SAXON MORTGAGE, INC.
                                a Virginia corporation


                                By: /s/ W. LANCE ANDERSON
                                   ---------------------------------------
                                Name:  W. Lance Anderson
                                Title: Executive Vice President


                                      C1-6

                            THIRD AMENDMENT TO LEASE


         THIS THIRD AMENDMENT TO LEASE (this "Third Amendment") is made as of the 31st day of October, 1996, by and between LIBERTY PROPERTY LIMITED PARTNERSHIP, a Pennsylvania limited partnership (the "Landlord"), and SAXON MORTGAGE, INC., a Virginia corporation (the "Tenant").

                                    RECITALS

         A. Resource Mortgage Capital, Inc. ("Resource"), and Innslake, L.P. ("Innslake"), entered into a Deed of Lease dated as of the 15th day of September, 1994 (as amended by First Amendment to Lease between Landlord and Resource dated August 1, 1995, and by Second Amendment to Lease between Landlord and Tenant dated May 13, 1996, the "Lease"), with respect to approximately 50,000 rentable square feet of space (the "Leased Premises") in an approximately 60,392 rentable square foot building located at 4880 Cox Road, Glen Allen, Henrico County, Virginia (the "Building") .Pursuant to a Deed in Confirmation of dissolution from Innslake to Landlord dated March 1, 1995, Landlord succeeded to Innslake's interest in the Lease and the Building. Pursuant to an Assignment and Assumption Agreement between Resource and Tenant dated as of the 13th day of May, 1996, Tenant succeeded to Resource's interest in the Lease.

         B. Pursuant to Deed of Lease dated as of the 15th day of August, 1995 (the "U.S. Healthcare Lease"), by and between Landlord and U.S. Healthcare of Virginia, Inc. ("U.S. HealthCare"), U.S. Healthcare leased from Landlord approximately 3,749 rentable square feet of space in the Building (the "Additional Space"). Pursuant to a Lease Termination Agreement between Landlord and U.S. Healthcare dated as of October, 1996, the U.S. Healthcare Lease shall terminate as of October 31, 1996.

         C. Tenant wishes to lease the Additional Space previously leased by U.S. Healthcare, as described in Exhibit I hereto, and Landlord wishes to lease such space to Tenant, on the terms and conditions hereinafter set forth, and Landlord and Tenant desire to amend the Lease as hereinafter set forth to reflect the lease by Tenant of the Additional Space.

         NOW, THEREFORE, for and in consideration of the premises and the covenants herein contained, Landlord and Tenant agree as follows:

         1. All capitalized terms and other terms defined in the Lease which are not otherwise defined herein shall have the meanings assigned to them in the Lease.

         2. Effective as of November 1, 1996 (the "Amendment Commencement Date"), Landlord hereby leases to and Tenant hereby takes from Landlord the Additional Space on the terms and conditions set forth herein and in the Lease. Effective as of the Amendment Commencement Date, the Lease is hereby amended to reflect that the term "Leased Premises" shall include the Additional Space, and Exhibit D to the Lease shall also be deemed to incorporate the Additional Space as set forth on Exhibit I hereto. Tenant shall not be liable for any matters arising from or related to the condition of the Additional Space to the extent the same existed prior to the Amendment Commencement Date, and, on the Amendment

Commencement Date, Landlord shall deliver possession of the Additional Space to Tenant and Tenant shall accept delivery of the Additional Space in "as is" condition as of the date hereof. If Landlord is unable to deliver possession of the Additional Space to Tenant on November 1, 1996, the Amendment Commencement Date shall be deemed to be delayed on a day by day basis until the date possession of the Additional Space is delivered to Tenant. Landlord shall not be liable to Tenant for any delay in delivery of possession of the Additional Space; provided, however, that if possession of the Additional Space is not delivered to Tenant on or before November 10, 1996, Tenant shall have the right to revoke this Third Amendment upon written notice to Landlord if such written notice of revocation is delivered to Landlord prior to Landlord's delivery of possession of the Additional Space to Tenant. Tenant shall, upon request of Landlord, execute and deliver to Landlord a commencement date certificate acknowledging the actual date of delivery of possession of the Additional Space.

         3. Effective as of the Amendment Commencement Date, Exhibit B of the Lease shall be amended in its entirety to read as set forth on Exhibit II hereto.

         4. Effective as of the Amendment Commencement Date, Section 36.A. (i) of the Lease shall be amended to provide that Tenant's Proportionate Share shall be 89%. Notwithstanding such change, Tenant's Proportionate Share shall be based on 83.4% through October 31, 1996 when calculating the 1996 calendar year operating cost allocation. Effective as of the Amendment Commencement Date,
Section 36.A. (i) of the Lease shall be further amended to provide that Tenant's Proportionate Share of the management fee portion of annual operating costs for the remainder of the second lease year shall be, on an annualized basis, $19,930.50, and that Tenant's Proportionate Share thereof shall be increased by three (3%) as of the beginning of each subsequent lease year. The first paragraph of Section 36.A of the Lease (PAYMENT OF OPERATING EXPENSES) is amended by inserting a period (".") after the words "costs increase" in the third line from the end of such paragraph, such that remainder of such paragraph is a new sentence reading "Tenant's obligation to pay the Annual Operating Expenses pursuant to this Section 36 shall survive the expiration or termination of this lease."

         5. This Third Amendment shall be construed and governed by the applicable laws of the Commonwealth of Virginia.

         6. This Third Amendment and the Lease (as amended hereby), contain all of the agreements and conditions made between the parties with respect to the Leased Premises, and may not be modified orally or in any manner other than by an agreement in writing signed by all of the parties to this Third Amendment, or- - their respective successors in interest.

                                      C1-2

         IN WITNESS WHEREOF, Landlord and Tenant have caused to be duly executed four counterparts of this Third Amendment as of the day and year first above written, each of which counterparts shall be an original and all of which counterparts shall constitute one and the same instrument.

                               LIBERTY PROPERTY LIMITED
                               PARTNERSHIP, a Pennsylvania limited partnership

                               By:  LIBERTY PROPERTY TRUST,
                                    its general partner


                               By:  /s/ ALAN T. LINGERFELT
                                  -----------------------------------------
                                        Alan T. Lingerfelt
                                        Senior Vice President


                               SAXON MORTGAGE, INC.
                               a Virginia corporation


                               By:   /s/ CHARLES COUDRIET
                                  -----------------------------------------
                               Name:  Charles Coudriet
                               Title:

                        FOURTH AMENDMENT TO DEED OF LEASE


         THIS FOURTH AMENDMENT is made this 12th day of March, 1999 by and between LIBERTY PROPERTY LIMITED PARTNERSHIP, a Pennsylvania limited partnership ("Landlord") and SAXON MORTGAGE, INC., a Virginia corporation ("Tenant").

                                   BACKGROUND:

         A. Innslake Limited Partnership, Landlord's predecessor, and Tenant entered into a Deed of Lease dated September 15, 1994 as amended by First Amendment to Lease dated August 1, 1995, Second Amendment to Lease dated May 13, 1996, Assignment and Assumption Agreement between Resource Mortgage Capital, Inc. dated May 13, 1996, and Third Amendment to Lease dated October 31, 1996 (the "Lease"), covering premises at 4880 Cox Road, Glen Allen, Virginia 23060, as more fully described in the Lease.

         B. Pursuant to Deed of Lease dated November 30,1994 and First Amendment dated August 15, 1995 by and between Innslake Limited Partnership, Landlord's predecessor and Apex Insurance Agency, Inc., Apex Insurance Agency, Inc. leased from Landlord's predecessor approximately 6,199 rentable square feet of the space in the Building (the "Additional Space"). Pursuant to a Lease Termination Agreement between Landlord and Apex Insurance Agency, Inc., the Apex Insurance Agency, Inc. Lease shall terminate as of March 31, 1999.

         C. Tenant desires to increase the amount of space leased and Landlord has agreed to such increase subject to the provisions of this Amendment. Accordingly, Landlord and Tenant desire to amend the Lease.

         NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and covenants contained herein and in the Lease, and intending to be legally bound hereby, agree that, effective April 1, 1999 (the "Effective Date"), the Lease is amended as follows:

         1. Section l(a) defining "LEASED PREMISES" amended in Section C of the Third Amendment will be modified as follows: Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, the "Leased Premises" of "59,948" approximate rentable square feet. The Leased Premises, including the 6,199 additional square feet (the " Additional Space") being leased pursuant to this Amendment, is shown on attached Exhibit "A-l".

         2. Effective as of the Amendment Commencement Date (see attached)
Exhibit II of the Third Amendment to Lease shall be amended in its entirety to read as set forth on Exhibit "B-1" attached hereto.

         3. Section 4 of the Third Amendment to Lease defining "ANNUAL OPERATING EXPENSES" is deleted in its entirety and substituted by the following: Tenant shall also pay, in addition to Annual Base Rent stated above, ESTIMATED "ANNUAL OPERATING EXPENSES": $317,724.44 (Three Hundred Seventeen Thousand Seven Hundred Twenty Four and 40/100 Dollars), payable in monthly installments of $26,477.03 (Twenty Six Thousand Four Hundred Seventy Seven and 03/100 Dollars), subject to the adjustments as provided in sections

36(A) and 36(B) of the Lease, which were added to the Lease pursuant to the Second Amendment to Lease dated as of May 13,1996.

         4. JANITORIAL SERVICES. Landlord will provide Tenant with trash removal and janitorial services pursuant to a cleaning schedule attached hereto as Exhibit C-l.

         5. Section 4 of the Third Amendment to Lease defining "PROPORTIONATE SHARE" is amended by deleting the reference to "89%" and inserting "100%" in its place and deleting the provision relating to increases of this percentage, it being understood that this percentage shall never exceed 100%.

         6. Section 36 (A) entitled "PAYMENT OF OPERATING EXPENSES" is amended by deleting the third sentence in its entirety and substituting the following:
"The amount of the Annual Operating Expenses set forth in Section 3 of the Fourth Amendment to Lease represents Landlord's estimate of Tenant's share of the estimated operating costs during the calendar year of the Term in which the rentable square feet of the Premises was increased to include the Additional Space on an annualized basis; from time to time Landlord may adjust such estimated amount if the estimated operating costs increase."

         7. Tenant agrees to occupy the Additional Space in its present "as is" condition and acknowledges that Landlord has made no representation with respect thereto. It is understood and agreed that Landlord is under no duty to make repairs, alterations, or decorations to the Additional Space. Landlord does, however, agree that Section 8 of the Lease ("Quiet Enjoyment") shall also apply to the Additional Space.

         8. At Landlord's request, Tenant shall confirm the Effective Date by executing an additional space commencement certificate in the form attached as Exhibit "D-l".

         9. Except as expressly modified herein, the terms and conditions of the Lease shall remain unchanged and in full force and effect. All attached exhibits referred to herein are made a part of this Amendment and the Lease.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the day and year first above written.

                                LANDLORD:

                                LIBERTY PROPERTY LIMITED PARTNERSHIP
                                By: Liberty Property Trust, Sole General Partner


                                By:     /s/ ALAN T. LINGERFELT
                                     -------------------------------------------
                                       Name:  Alan T. Lingerfelt
                                       Title: Senior Vice President

                                      C1-2

                                TENANT:

                                SAXON MORTGAGE, INC.


                                By:
                                   ---------------------------------------------
                                       Name:
                                       Title:




                                Attest:
                                       -----------------------------------------
                                Name:  Richard D. Shepherd
                                Title. Vice President, General Counsel .&
                                       Asst. Secretary

* or the date-possession of the Additional Space is delivered to Saxon, the increases in Annual Base Rent and Annual Operating Expenses provided for herein becoming effective on the later of these two dates,

                                      C1-3

                                  EXHIBIT "D-l"

                    ADDITIONAL SPACE COMMENCEMENT CERTIFICATE


         The undersigned, as duly authorized officers and/or representatives of LIBERTY PROPERTY LIMITED PARTNERSHIP ("Landlord") and __________________________ ("Tenant"), hereby agree as follows with respect to the Deed of Lease dated _____________ 19__, as amended by agreements dated ___________________, (the
"Lease") between them for premises located at ________________________ (the "Premises"):

         1.       DATE OF_______ AMENDMENT OF LEASE: ._________________________,
                  19__

         2. EFFECTIVE DATE THAT ADDITIONAL SPACE (DEFINED IN ABOVE AMENDMENT) IS PART OF PREMISES: ____________________, 19__

         3.       EXPIRATION DATE: .____________________, 19__

         4. Rent and operating expenses due on or before the Effective Date for the period from the Effective Date until the first day of the next calendar month (NOT applicable if the Effective Date is the first day of the calendar month):

                  APPORTIONED MINIMUM RENT:                                   $___________________

                  APPORTIONED OPERATING EXPENSES:                             $___________________

                  TOTAL:                                                      $___________________


         Thereafter regular monthly payments due in the following amounts until adjusted in accordance with the Lease:


                  MONTHLY RENT INSTALLMENT:                                   $___________________

                  MONTHLY OPERATING PAYMENT:                                  $___________________

                  TOTAL MONTHLY PAYMENT:                                      $___________________


         5. Tenant certifies that, as of the date hereof, (a) the Lease is in full force and effect and has not been amended, (b) Tenant has no offsets or defenses against any provision of the Lease and (c) Landlord has substantially completed any improvements to be performed by Landlord in accordance with the Lease, excepting the Punch List items set forth on the Schedule attached hereto and initialed by Landlord and Tenant, if any.

         IN WITNESS WHEREOF, Landlord and Tenant, intending to be legally bound, have executed this Certificate as of _________________, 19__.

                                  LANDLORD:
                                  LIBERTY PROPERTY LIMITED PARTNERSHIP


                                  By: Liberty Property Trust,
                                      Sole General Partner


                                  By: ______________________________________
                                       Name:
                                       Title:

                                  TENANT:


Witness/Attest:                   __________________________________________


_________________________         By:  ____________________________________
                                  By:      Name:
                                           Title:


                                      C1-5

                                    EXHIBIT D

                                   (continued)



                              Building/Floor Plans



                                      C1-6

                                 SAXON MORTGAGE

                             NEW BASE RENT SCHEDULE


------------------------------------------------------------------------------------------------------
                                                  ADDITIONAL SPACE BASE
                              EXISTING SPACE               RENT
          DATE                  BASE RENT              (3,749 SQFT)             TOTAL BASE RENT
------------------------------------------------------------------------------------------------------
11/1/96                               $44,933.75               $3,378.79                   $48,312.54
------------------------------------------------------------------------------------------------------
12/1/96                                44,933.75                3,378.79                    48,312.54
------------------------------------------------------------------------------------------------------
1996 TOTALS                           $89,867.50               $6,757.58                   $96,625.08
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
1/1/97                                 44,933.75                3,378.79                    48,312.54
------------------------------------------------------------------------------------------------------
2/1/97                                 44,933.75                3,378.79                    48,312.54
------------------------------------------------------------------------------------------------------
3/1/97                                 44,933.75                3,378.79                    48,312.54
------------------------------------------------------------------------------------------------------
4/1/97                                 44,933.75                3,378.79                    48,312.54
------------------------------------------------------------------------------------------------------
5/1/97                                 44,933.75                3,378.79                    48,312.54
------------------------------------------------------------------------------------------------------
6/1/97                                 44,933.75                3,378.79                    48,312.54
------------------------------------------------------------------------------------------------------
7/1/97                                 44,933.75                3,378.79                    48,312.54
------------------------------------------------------------------------------------------------------
8/1/97                                 46,281.76                3,378.79                    49,660.55
------------------------------------------------------------------------------------------------------
9/1/97                                 46,281.76                3,378.79                    49,660.55
------------------------------------------------------------------------------------------------------
10/1/97                                46,281.76                3,378.79                    49,660.55
------------------------------------------------------------------------------------------------------
11/1/97                                46,281.76                3,480.01                    49,761.77
------------------------------------------------------------------------------------------------------
12/1/97                                46,281.76                3,480.01                    49,761.77
------------------------------------------------------------------------------------------------------
1997 TOTALS                          $545,945.05              $40,747.92                  $586,692.97
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
1/1/98                                 46,281.76                3,480.01                    49,761.77
------------------------------------------------------------------------------------------------------
2/1/98                                 46,281.76                3,480.01                    49,761.77
------------------------------------------------------------------------------------------------------
3/1/98                                 46,281.76                3,480.01                    49,761.77
------------------------------------------------------------------------------------------------------
4/1/98                                 46,281.76                3,480.01                    49,761.77
------------------------------------------------------------------------------------------------------
5/1/98                                 46,281.76                3,480.01                    49,761.77
------------------------------------------------------------------------------------------------------
6/1/98                                 46,281.76                3,480.01                    49,761.77
------------------------------------------------------------------------------------------------------
7/1/98                                 46,281.76                3,480.01                    49,761.77
------------------------------------------------------------------------------------------------------
8/1/98                                 47,670.22                3,480.01                    51,150.23
------------------------------------------------------------------------------------------------------
9/1/98                                 47,670.22                3,480.01                    51,150.23
------------------------------------------------------------------------------------------------------
10/1/98                                47,670.22                3,480.01                    51,150.23
------------------------------------------------------------------------------------------------------
11/1/98                                47,670.22                3,584.67                    51,254.89
------------------------------------------------------------------------------------------------------
12/1/98                                47,670.22                3,584.67                    51,254.89
------------------------------------------------------------------------------------------------------
1998 TOTALS                          $562,323.42              $41,969.44                  $604,292.86
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
1/1/99                                 47,670.22                3,584.67                    51,254.89
------------------------------------------------------------------------------------------------------
2/1/99                                 47,670.22                3,584.67                    51,254.89
------------------------------------------------------------------------------------------------------
3/1/99                                 47,670.22                3,584.67                    51,254.89
------------------------------------------------------------------------------------------------------
4/1/99                                 47,670.22                3,584.67                    51,254.89
------------------------------------------------------------------------------------------------------

                                      C1-7


                                 SAXON MORTGAGE

                             NEW BASE RENT SCHEDULE

------------------------------------------------------------------------------------------------------
5/1/99                                 47,670.22                3,584.67                    51,254.89
------------------------------------------------------------------------------------------------------
6/1/99                                 47,670.22                3,584.67                    51,254.89
------------------------------------------------------------------------------------------------------
7/1/99                                 47,670.22                3,584.67                    51,254.89
------------------------------------------------------------------------------------------------------
8/1/99                                 49,100.32                3,584.67                    52,684.99
------------------------------------------------------------------------------------------------------
9/1/99                                 49,100.32                3,584.67                    52,684.99
------------------------------------------------------------------------------------------------------
10/1/99                                49,100.32                3,584.67                    52,684.99
------------------------------------------------------------------------------------------------------
11/1/99                                49,100.32                3,692.14                    52,792.46
------------------------------------------------------------------------------------------------------
12/1/99                                49,100.32                3,692.14                    52,792.46
------------------------------------------------------------------------------------------------------
1999 TOTALS                          $579,193.14              $43,230.98                  $622,424.12
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
1/1/00                                 49,100.32                3,692.14                    52,792.46
------------------------------------------------------------------------------------------------------
2/1/00                                 49,100.32                3,692.14                    52,792.46
------------------------------------------------------------------------------------------------------
3/1/00                                 49,100.32                3,692.14                    52,792.46
------------------------------------------------------------------------------------------------------
4/1/00                                 49,100.32                3,692.14                    52,792.46
------------------------------------------------------------------------------------------------------
5/1/00                                 49,100.32                3,692.14                    52,792.46
------------------------------------------------------------------------------------------------------
6/1/00                                 49,100.32                3,692.14                    52,792.46
------------------------------------------------------------------------------------------------------
7/1/00                                 49,100.32                3,692.14                    52,792.46
------------------------------------------------------------------------------------------------------
8/1/00                                 50,573.33                3,692.14                    54,265.47
------------------------------------------------------------------------------------------------------
9/1/00                                 50,573.33                3,692.14                    54,265.47
------------------------------------------------------------------------------------------------------
10/1/00                                50,573.33                3,692.14                    54,265.47
------------------------------------------------------------------------------------------------------
11/1/00                                50,573.33                3,802.90                    54,376.23
------------------------------------------------------------------------------------------------------
12/1/00                                50,573.33                3,802.90                    54,376.23
------------------------------------------------------------------------------------------------------
2000 TOTALS                          $596,568.89              $44,527.20                  $641,096.09
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
1/1/01                                 50,573.33                3,802.90                    54,376.23
------------------------------------------------------------------------------------------------------
2/1/01                                 50,573.33                3,802.90                    54,376.23
------------------------------------------------------------------------------------------------------
3/1/01                                 50,573.33                3,802.90                    54,376.23
------------------------------------------------------------------------------------------------------
4/1/01                                 50,573.33                3,802.90                    54,376.23
------------------------------------------------------------------------------------------------------
5/1/01                                 50,573.33                3,802.90                    54,376.23
------------------------------------------------------------------------------------------------------
6/1/01                                 50,573.33                3,802.90                    54,376.23
------------------------------------------------------------------------------------------------------
7/1/01                                 50,573.33                3,802.90                    54,376.23
------------------------------------------------------------------------------------------------------
8/1/01                                 52,090.53                3,802.90                    55,893.43
------------------------------------------------------------------------------------------------------
9/1/01                                 52,090.53                3,802.90                    55,893.43
------------------------------------------------------------------------------------------------------
10/1/01                                52,090.53                3,802.90                    55,893.43
------------------------------------------------------------------------------------------------------
11/1/01                                52,090.53                3,916.99                    56,007.52
------------------------------------------------------------------------------------------------------
12/1/01                                52,090.53                3,916.99                    56,007.52
------------------------------------------------------------------------------------------------------
2001 TOTALS                          $614,465.96              $45,862.98                  $660,328.94
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
1/1/02                                 52,090.53                3,916.99                    56,007.52
------------------------------------------------------------------------------------------------------
2/1/02                                 52,090.53                3,916.99                    56,007.52
------------------------------------------------------------------------------------------------------

                                      C1-8



                                 SAXON MORTGAGE

                             NEW BASE RENT SCHEDULE

------------------------------------------------------------------------------------------------------
3/1/02                                 52,090.53                3,916.99                    56,007.52
------------------------------------------------------------------------------------------------------
4/1/02                                 52,090.53                3,916.99                    56,007.52
------------------------------------------------------------------------------------------------------
5/1/02                                 52,090.53                3,916.99                    56,007.52
------------------------------------------------------------------------------------------------------
6/1/02                                 52,090.53                3,916.99                    56,007.52
------------------------------------------------------------------------------------------------------
7/1/02                                 52,090.53                3,916.99                    56,007.52
------------------------------------------------------------------------------------------------------
8/1/02                                 53,653.25                3,916.99                    57,570.24
------------------------------------------------------------------------------------------------------
9/1/02                                 53,653.25                3,916.99                    57,570.24
------------------------------------------------------------------------------------------------------
10/1/02                                53,653.25                3,916.99                    57,570.24
------------------------------------------------------------------------------------------------------
11/1/02                                53,653.25                4,034.50                    57,687.75
------------------------------------------------------------------------------------------------------
12/1/02                                53,653.25                4,034.50                    57,687.75
------------------------------------------------------------------------------------------------------
2002 TOTALS                          $632,899.96              $47,238.90                  $680,138.86
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
1/1/03                                 53,653.25                4,034.50                    57,687.75
------------------------------------------------------------------------------------------------------
2/1/03                                 53,653.25                4,034.50                    57,687.75
------------------------------------------------------------------------------------------------------
3/1/03                                 53,653.25                4,034.50                    57,687.75
------------------------------------------------------------------------------------------------------
4/1/03                                 53,653.25                4,034.50                    57,687.75
------------------------------------------------------------------------------------------------------
5/1/03                                 53,653.25                4,034.50                    57,687.75
------------------------------------------------------------------------------------------------------
6/1/03                                 53,653.25                4,034.50                    57,687.75
------------------------------------------------------------------------------------------------------
7/1/03                                 53,653.25                4,034.50                    57,687.75
------------------------------------------------------------------------------------------------------
8/1/03                                 55,262.84                4,034.50                    59,297.34
------------------------------------------------------------------------------------------------------
9/1/03                                 55,262.84                4,034.50                    59,297.34
------------------------------------------------------------------------------------------------------
10/1/03                                55,262.84                4,034.50                    59,297.34
------------------------------------------------------------------------------------------------------
11/1/03                                55,262.84                4,155.54                    59,418.38
------------------------------------------------------------------------------------------------------
12/1/03                                55,262.84                4,155.54                    59,418.38
------------------------------------------------------------------------------------------------------
2003 TOTALS                          $651,866.95              $48,656.08                  $700,543.03
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
1/1/04                                 55,262.84                4,155.54                    59,418.38
------------------------------------------------------------------------------------------------------
2/1/04                                 55,262.84                4,155.54                    59,418.38
------------------------------------------------------------------------------------------------------
3/1/04                                 55,262.84                4,155.54                    59,418.38
------------------------------------------------------------------------------------------------------
4/1/04                                 55,262.84                4,155.54                    59,418.38
------------------------------------------------------------------------------------------------------
5/1/04                                 55,262.84                4,155.54                    59,418.38
------------------------------------------------------------------------------------------------------
6/1/04                                 55,262.84                4,155.54                    59,418.38
------------------------------------------------------------------------------------------------------
7/1/04                                 55,262.84                4,155.54                    59,418.38
------------------------------------------------------------------------------------------------------
8/1/04                                 56,920.73                4,155.54                    61,076.27
------------------------------------------------------------------------------------------------------
9/1/04                                 56,920.73                4,155.54                    61,076.27
------------------------------------------------------------------------------------------------------
10/1/04                                56,920.73                4,155.54                    61,076.27
------------------------------------------------------------------------------------------------------
11/1/04                                56,920.73                4,280.20                    61,200.93
------------------------------------------------------------------------------------------------------
12/1/04                                56,920.73                4,280.20                    61,200.93
------------------------------------------------------------------------------------------------------
2004 TOTALS                          $671,443.53              $50,115.80                  $721,559.33
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

                                      C1-9



                                 SAXON MORTGAGE

                             NEW BASE RENT SCHEDULE


------------------------------------------------------------------------------------------------------
1/1/05                                 56,920.73                4,280.20                    61,200.93
------------------------------------------------------------------------------------------------------
2/1/05                                 56,920.73                4,280.20                    61,200.93
------------------------------------------------------------------------------------------------------
3/1/05                                 56,920.73                4,280.20                    61,200.93
------------------------------------------------------------------------------------------------------
4/1/05                                 56,920.73                4,280.20                    61,200.93
------------------------------------------------------------------------------------------------------
5/1/05                                 56,920.73                4,280.20                    61,200.93
------------------------------------------------------------------------------------------------------
6/1/05                                 56,920.73                4,280.20                    61,200.93
------------------------------------------------------------------------------------------------------
7/1/05                                 56,920.73                4,280.20                    61,200.93
------------------------------------------------------------------------------------------------------
2005 TOTALS                          $398,445.11              $29,961.40                  $428,406.51
------------------------------------------------------------------------------------------------------

*Rent per square foot (PSF) is based on 53,749 square feet.

                                     C1-10

                    ADDITIONAL SPACE COMMENCEMENT CERTIFICATE


         The undersigned, as duly authorized officers and/or representatives of LIBERTY PROPERTY LIMITED PARTNERSHIP ("Landlord") and Saxon Mortgage, Inc. ("Tenant"), hereby agree as follows with respect to the Deed of Lease dated September 15, 1994, as amended by agreements dated August 1, 1995 (First Amendment), May 13, 1996 (Second Amendment), and October 31, 1996 (Third Amendment) between them for premises located at 4880 Cox Road, Glen Allen, Virginia 23060 (the "Premises"):

         1. DATE OF THIRD AMENDMENT OF LEASE: October 31, 1996

         2. EFFECTIVE DATE THAT ADDITIONAL SPACE (DEFINED IN ABOVE AMENDMENT) IS PART OF PREMISES: November 1, 1996

         3. EXPIRATION DATE: July 31, 2005

         4. Rent and operating expenses due on or before the Effective Date for the period from the Effective Date until the first day of the next calendar month (NOT applicable if the Effective Date is the first day of the calendar month):

                  APPORTIONED MINIMUM RENT:                                   $0.00

                  APPORTIONED OPERATING EXPENSES:                             $0.00

                  TOTAL:                                                      $0.00


         Thereafter regular monthly payments due in the following amounts until adjusted in accordance with the Lease:

                  MONTHLY RENT INSTALLMENT:                                   $48,312.54

                  MONTHLY OPERATING PAYMENT:                                  $22,055.43

                  TOTAL MONTHLY PAYMENT:                                      $70,367.97

         5. Tenant certifies that, as of the date hereof, (a) the Lease is in full force and effect and has not been amended, (b) Tenant has no offsets or defenses against any provision of the Lease and (c) Landlord has substantially completed any improvements to be performed by Landlord in accordance with the Lease, excepting the Punch List items set forth on the Schedule attached hereto and initialed by Landlord and Tenant, if any.

                                     C1-11

         IN WITNESS WHEREOF, Landlord and Tenant, intending to be legally bound, have executed this Certificate as of October 31, 1996.

                                   LANDLORD:

                                   LIBERTY PROPERTY LIMITED PARTNERSHIP


                                   By: Liberty Property Trust,
                                       Sole General Partner


                                   By: ______________________________________
                                        Name:
                                        Title:

                                   TENANT:

                                   Saxon Mortgage, Inc.

Witness/Attest:                    __________________________________________


_________________________          By:  ____________________________________
                                            Name:
                                            Title:



                                     C1-12

                                    EXHIBIT E

                             CLEANING SPECIFICATIONS

                     LOBBY, ENTRANCE, VESTIBULE AND HALLWAYS


DAILY

1. Wash front door glass as well as adjacent architectural metal trim to remove fingerprints, smudges, etc.

2.       Sweep, spot clean and vacuum all lobby mats and pediments.

3. Empty and wipe clean ashtrays. Where sand urns are used, empty all debris, smooth sand and replace as needed.

4.       Clean, disinfect and polish all drinking fountains.

5.       Dust all horizontal surfaces within reach with a treated cloth.

6.       Vacuum carpeted floor surfaces.

7.       Spot clean all carpet stains.

8.       Sweep and dust mop hard floor surfaces.

9.       Hard floor surfaces will be damp mopped where applicable.

10.      Spot clean and polish all metal surfaces with a non-abrasive cleanser.

11.      Remove gum, tar and other foreign substances from floor surfaces.

12. Wash service sinks and keep janitors closets in a neat and clean condition.

13.      Remove finger marks and smudges from elevator door and frame.

                             CLEANING SPECIFICATIONS

WEEKLY

1.       Clean baseboards.

2.       Dust high partitions, ledges and moldings.

3.       Buff or spray buff hard surfaces floors where applicable.

4.       Dust over plant containers.

5.       Wash doors and trim.

6.       Dust light fixtures (exterior).

7.       Detail vacuum all carpeted areas.

MONTHLY

1.       Dust ceiling grates and vents as needed.

SEMI-ANNUALLY

1.       Strip and refinish hard surface floors where applicable.

                             CLEANING SPECIFICATIONS

                                  OFFICE AREAS


DAILY

1. Empty all wastebaskets and receptacles. Replace soiled liners and transport to dumpster area for removal. Adhere to recycling program. (Any spillage is to be cleaned immediately.)

2.       Empty and damp wipe all ash trays where applicable.

3.       Dust all horizontal surfaces on the following:
         Desks (uncluttered areas)
         Credenzas
         Bookcases
         Chairs
         File and storage cabinets
         Tables
         Pictures and frames (as needed)
         Counters, ledges, shelves
         Telephones

4.       Vacuum all carpeted traffic areas and remove minor carpet stains.

5. Sweep all resilient tile floor coverings with chemically treated dry mop.

6. Damp mop all resilient tile floor surfaces as required to remove spillage.

7.       Clean, disinfect and polish all drinking fountains.

8. Remove all fingerprints, severe or light scuff marks, water marks, or stains on floors, doors, walls and ceilings.

9.       Wipe down cafeteria tables/chairs where applicable.

10. All lights will be turned out and suite doors locked by cleaners after completion of their duties.

                             CLEANING SPECIFICATIONS

WEEKLY

1.       Dust high partition ledges and moldings.

2.       Detail vacuum all carpeted areas.

3.       Spot clean doors and electric switch plates.

4.       Stiff brush or vacuum furniture (to remove lint and dirt).

5.       Dust windowsills and ledges.

MONTHLY

1.       Dust ceilings vents and grates as required.

2.       Spray buff tile floors.

3.       Dust window blinds.

ANNUALLY

1.       Strip and refinish tile floors.

                             CLEANING SPECIFICATIONS

                                    ELEVATORS


1.       Clean and vacuum elevator door tracks.

2. Clean and polish both sides of elevator doors with a non-abrasive cleanser.

3. Completely clean the interior of all elevator cabs including all horizontal and vertical surfaces.

4. Dust and wet mop all floor surfaces (where applicable). Vacuum floor (if applicable).

5.       Remove gum, tar and other foreign substances from floor.

6.       Clean and polish all metal work with a non-abrasive cleanser.

7.       Damp wipe and polish all control panels.

WEEKLY

1.       Dust ceiling fans and vents.

2.       Clean and polish complete interior of cab.

3.       Perform carpet spot cleaning.

                             CLEANING SPECIFICATIONS

                        COMPUTER ROOMS - (RAISED FLOORS)

DAILY

1.       Empty all wastebaskets and receptacles.  Adhere to recycling program.

2.       Sweep and/or dust mop floors.

3.       Damp mop floor surfaces (wringing out mop completely).

4. Remove gum, tar and other foreign substances from floor. Spot scrub difficult stains.

5.       Dust all horizontal surfaces (do not touch computer equipment).

WEEKLY

1.       Dust ceiling fans and vents.

2.       Spot clean doors and electric switch plates.

ANNUALLY

1.       Dry strip tile floors.

                             CLEANING SPECIFICATIONS

                                   STAIRWELLS


1.       Dust all handrails and risers.

2. Sweep all resilient tile floor surfaces with chemically treated dry mop. Spot mop to remove spoilage.

MONTHLY

1.       Wet mop stairway steps and landings (fire tower).

2.       Wash doors and trim.

                             CLEANING SPECIFICATIONS

                                   LAVATORIES


DAILY

1.       Sweep or dust mop floor surfaces.

2. Wet mop floor surfaces with disinfectant solution. Deck brush under urinals and behind toilets as required.

3.       Remove gum, tar and other foreign substances from floor surfaces.

4.       Dust horizontal surfaces within reach.

5.       Remove all finger marks from walls, stalls, doors and light switches.

6.       Polish all stainless steel chrome fixtures and dispensers.

7. Clean and polish mirrors, frames, shelves, wash basins and soap dispensers, seat hinges and metal trim.

8. Wash and disinfect interior and exterior of all basins, bowls and urinals, with combination cleaner, disinfect, deodorizer.

9. Empty all clean all waste and sanitary containers. Replace soiled liners and transport to dumpster area for removal.

10. Spot clean walls around sink, towel dispensers, urinals, toilets, partitions and door frames.

11. Hand dust and clean all partitions, tops of tile ledges, all paper and sanitary napkin dispensers.

12. Refill all toilet tissue, sap, sanitary napkin, seat and towel dispensers.

13.      Clean and disinfect all shower room floors, walls and ceilings.

                             CLEANING SPECIFICATIONS

MONTHLY

1. Clean and disinfect all floor drains, ventilating grills, exhaust fans and ducts.

2. High dust all horizontal surfaces above the reach of the average person (such as door frames, partitions, ledges, etc.)

3. Wash and disinfect walls, partitions, doors and trim. Pay special attention to areas behind toilets.

4.       Clean baseboards.

5.       Machine scrub floors.

6.       Clean all partitions.

                             CLEANING SPECIFICATIONS

           SERVICE AREA, VENDING AREA AND CAFETERIA (WHERE APPLICABLE)


DAILY

1. Empty all wastebaskets and receptacles. Replace soiled liners and transport to dumpsters area for removal. (Any spillage is to be cleaned immediately.)

2.       Spot clean exteriors of waste containers.

3.       Dust mop and damp mop floor surfaces.

4.       Remove gum, tar, and other foreign substances from floor surfaces.

5.       Spot clean and polish all metal surfaces.

6.       Dust horizontal surfaces within reach.

7. Empty and wipe clean all ash trays where applicable. Where sand urns are used, empty all debris, smooth sand and replace as needed.

8.       Spot clean marks from walls, light switches and trim.

9.       Damp wipe counter tops.

WEEKLY

1.       Dust high partitions, ledges and moldings.

2.       Clean baseboards.

3.       Wash doors and trim.

4.       Spray buff tile floors.